    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 22, 2005
                                                      REGISTRATION NOS.: 2-82510
                                                                        811-3692
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /X/

                         POST-EFFECTIVE AMENDMENT NO. 36                  /X/

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

                                AMENDMENT NO. 37                          /X/

                                   ----------

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES
                        (A MASSACHUSETTS BUSINESS TRUST)

                                   ----------

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

       CARL FRISCHLING, ESQ.                         STUART M. STRAUSS, ESQ.
KRAMER LEVIN NAFTALIS & FRANKEL LLP                  CLIFFORD CHANCE US LLP
         919 THIRD AVENUE                                200 PARK AVENUE
     NEW YORK, NEW YORK 10022                       NEW YORK, NEW YORK 10166

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                As soon as practicable after this Post-Effective
                           Amendment becomes effective

                                   ----------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

      / / Immediately upon filing pursuant to paragraph (b) / / On (date) pursuant to paragraph (b)
      / / 60 days after filing pursuant to paragraph (a)(1) /X/ On April 29, 2005 pursuant to paragraph (a)(1)
      / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of Rule 485

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

     If appropriate, check the following box:

      / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE AGGRESSIVE EQUITY PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE AGGRESSIVE EQUITY PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              CONTENTS


Eligible Investors                                                                 1

The Portfolio                 INVESTMENT OBJECTIVE                                 2
                              PRINCIPAL INVESTMENT STRATEGIES                      2
                              PRINCIPAL RISKS                                      2
                              PAST PERFORMANCE                                     4
                              FEES AND EXPENSES OF THE PORTFOLIO                   5
                              ADDITIONAL INVESTMENT STRATEGY INFORMATION           6
                              ADDITIONAL RISK INFORMATION                          7
                              PORTFOLIO MANAGEMENT                                 8

Shareholder Information       PURCHASES AND SALES OF PORTFOLIO SHARES              9
                              FREQUENT PURCHASES AND REDEMPTIONS                   9
                              PRICING FUND SHARES                                 10
                              DISTRIBUTIONS                                       11
                              TAX CONSEQUENCES                                    11
                              PORTFOLIO HOLDINGS INFORMATION                      11
                              ADDITIONAL INFORMATION                              11

Financial Highlights                                                              12



                              This PROSPECTUS contains important information about the Aggressive Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Aggressive Equity Portfolio are being offered. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE AGGRESSIVE EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks long-term capital growth.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stock, depositary receipts & securities convertible into common stock, rights and warrants.

The Investment Adviser follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisifies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets, of which up to 10% may be invested in emerging market securities (held either directly or in the form of depositary receipts), but of which no more than 5% may be invested in local shares.

The Fund may also utilize options and futures and forward foreign currency exchange contracts, and may invest a portion of its assets in convertible securities and fixed-income securities.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM-SIZED COMPANIES. The Fund may invest in small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities may involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Certain foreign securities in which the Portfolio may invest may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, convertible securities, options and futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[CHART]

2000     -1.75%
2001    -28.46%
2002    -22.60%
2003     26.06%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ___________) and the lowest return for a calendar quarter was _____% (quarter ended __________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                              LIFE OF PORTFOLIO
                                         PAST 1 YEAR       PAST 5 YEARS        (SINCE 05/04/99)
-----------------------------------------------------------------------------------------------
  The Aggressive Equity Portfolio              %                  %                    %
-----------------------------------------------------------------------------------------------
  Russell 3000 Growth(1)
-----------------------------------------------------------------------------------------------
  S&P 500(R) Index(2)                          %                  %                    %
-----------------------------------------------------------------------------------------------



(1) THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE STANDARD AND POOR'S 500 INDEX TO THE RUSSELL 3000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD AND POOR'S 500 (S&P 500(R)) INDEX IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past five calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                             %
---------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                                  None
---------------------------------------------------------------------------------------------
  Other expenses*                                                                           %
---------------------------------------------------------------------------------------------
  Total annual Portfolio operating expenses*                                                %
---------------------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                  $           $          $            $
               -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FIXED-INCOME SECURITIES AND REITs. The Portfolio may invest up to 20% of its assets in (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations,
(c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

CONVERTIBLE SECURITIES. The Portfolio also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest up to 20% of its assets in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

OPTIONS AND FUTURES. The Portfolio may invest up to 20% of its assets in put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (with a limit of 5% of its net assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. A portion of the Portfolio's fixed-income investments may have speculative characteristics.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are below investment grade quality. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

OPTIONS AND FUTURES. If the Portfolio invests in futures or options, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the underlying index, instrument or foreign currency are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock futures and options, include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the underlying index, instrument or foreign currency, and the possible absence of a liquid secondary market for any particular instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed by the U.S. Growth team. Current members of the team include Dennis Lynch and David S. Cohen, Managing Directors of the Investment Adviser, and Sam Chainani, an Executive Director of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.75% of daily net assets. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.

[GRAPHIC]

TAX CONSEQUENCES


For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

[GRAPHIC]


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by ________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE DIVIDEND GROWTH PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE DIVIDEND GROWTH PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 CONTENTS


Eligible Investors                                                                     1

The Portfolio                    INVESTMENT OBJECTIVES                                 2
                                 PRINCIPAL INVESTMENT STRATEGIES                       2
                                 PRINCIPAL RISKS                                       2
                                 PAST PERFORMANCE                                      3
                                 FEES AND EXPENSES OF THE PORTFOLIO                    4
                                 ADDITIONAL INVESTMENT STRATEGY INFORMATION            5
                                 ADDITIONAL RISK INFORMATION                           6
                                 PORTFOLIO MANAGEMENT                                  7

Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES               8
                                 FREQUENT PURCHASES AND REDEMPTIONS                    8
                                 PRICING FUND SHARES                                   9
                                 DISTRIBUTIONS                                        10
                                 TAX CONSEQUENCES                                     10
                                 PORTFOLIO HOLDINGS INFORMATION                       10
                                 ADDITIONAL INFORMATION                               10

Financial Highlights                                                                  12



                                 This PROSPECTUS contains important information about the Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Dividend Growth Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio.

The remaining 20% of the Portfolio's assets may be invested in convertible and fixed income securities.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange). The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities, including depositary receipts, involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between the U.S. dollar and a foreign market's local currency.

Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     36.38%
1996     23.96%
1997     25.61%
1998     14.28%
1999     -2.39%
2000      5.30%
2001     -5.20%
2002    -18.01%
2003     27.89%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended __________) and the lowest return for a calendar quarter was ____% (quarter ended __________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                  PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
  ---------------------------------------------------------------------------------------------
  The Dividend Growth Portfolio                         %              %                %
  ---------------------------------------------------------------------------------------
  S&P 500(R) Index(1)                                   %              %                %
  ---------------------------------------------------------------------------------------


(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                %
  ------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                     None
  ------------------------------------------------------------------------------
  Other expenses*                                                              %
  ------------------------------------------------------------------------------
  Total annual Portfolio operating expenses*                                   %
  ------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                               EXPENSES OVER TIME
               ---------------------------------------------
                1 YEAR      3 YEARS    5 YEARS     10 YEARS
               ---------------------------------------------
                   $           $          $            $
               ---------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]


ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

CONVERTIBLE AND FIXED INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities which are purchased at a discount, but make no payments until maturity).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio also may invest a portion of its assets in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. The Portfolios may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk for U.S. government securities in which the Portfolio may invest is minimal, the Portfolio's investment grade corporate debt holdings may have speculative characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Dividend Growth team. Current members of the team include Sean Aurigemma, a Managing Director of the Investment Adviser, and John Roscoe, an Executive Director of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.625% of the portion of daily net assets not exceeding $500 million; 0.50% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% of the portion of daily net assets exceeding $3 billion. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to ______% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.545% of the portion of daily net assets not exceeding $250 million; 0.42% of the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of daily net assets exceeding $2 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]


TAX CONSEQUENCES


For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                            Intentionally Left Blank

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                   [TO COME]

This information has been audited by ______________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from in the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE EQUITY PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE EQUITY PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVES                                2

                          PRINCIPAL INVESTMENT STRATEGIES                      2

                          PRINCIPAL RISKS                                      2

                          PAST PERFORMANCE                                     4

                          FEES AND EXPENSES OF THE PORTFOLIO                   5

                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6

                          ADDITIONAL RISK INFORMATION                          7

                          PORTFOLIO MANAGEMENT                                 8

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES              9

                          FREQUENT PURCHASES AND REDEMPTIONS                   9

                          PRICING FUND SHARES                                 10

                          DISTRIBUTIONS                                       11

                          TAX CONSEQUENCES                                    11

                          PORTFOLIO HOLDINGS INFORMATION                      11

                          ADDITIONAL INFORMATION                              11

Financial Highlights                                                          12



                          This PROSPECTUS contains important information about the Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Equity Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company, and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Adviser to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Adviser currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Adviser invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Adviser then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

The Investment Adviser utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Adviser believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Adviser attempts to identify at which stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Adviser establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Adviser will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by Standard & Poor's, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts (including up to 10% of the Portfolio's net assets in securities issued by foreign issuers organized in emerging market countries held in the form of American Depositary Receipts).


[GRAPHIC]


PRINCIPAL RISKS


There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS. A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

SMALL & MEDIUM CAPITALIZATION COMPANIES. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with Convertible Securities and REITs.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     42.53%
1996     12.36%
1997     37.43%
1998     30.45%
1999     58.59%
2000    -12.35%
2001    -26.87%
2002    -21.21%
2003     22.80%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).


[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                               PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------
  The Equity Portfolio                                 %                %                %
---------------------------------------------------------------------------------------------
  Russell 3000 Growth Index(1)                         %                %                %
---------------------------------------------------------------------------------------------
  S&P 500(R)Index(2)                                   %                %                %
---------------------------------------------------------------------------------------------



(1) THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE STANDARD AND POOR'S 500 INDEX TO THE RUSSELL 3000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD AND POOR'S 500 INDEX IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                            %
--------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                                 None
--------------------------------------------------------------------------------------------
  Other expenses*                                                                          %
--------------------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                                %
--------------------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                                  EXPENSES OVER TIME
                    ---------------------------------------------
                      1 YEAR      3 YEARS    5 YEARS     10 YEARS
                    ---------------------------------------------
                         $           $          $            $
                    ---------------------------------------------


[SIDENOTE]


AVERAGE ANNUAL TOTAL RETURNS

This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

ANNUAL PORTFOLIO OPERATING EXPENSES

These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

CONVERTIBLE SECURITIES. The Portfolio also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed income securities.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Sector Rotation team. Michelle Kaufman, a Managing Director of the Investment Adviser, is a current member of the team.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.50% of the portion of daily net assets not exceeding $1 billion; 0.475% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.450% of the portion of daily net assets exceeding $2 billion. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of the daily net assets exceeding $2 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by ______________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from in the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES



- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolios, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE EUROPEAN EQUITY PORTFOLIO

(FORMERLY THE EUROPEAN GROWTH PORTFOLIO)


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE EUROPEAN EQUITY PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVE                                 2
                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      2
                          PAST PERFORMANCE                                     4
                          FEES AND EXPENSES OF THE PORTFOLIO                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6
                          ADDITIONAL RISK INFORMATION                          7
                          PORTFOLIO MANAGEMENT                                 8

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES              9
                          FREQUENT PURCHASES AND REDEMPTIONS                   9
                          PRICING FUND SHARES                                 10
                          DISTRIBUTIONS                                       11
                          TAX CONSEQUENCES                                    11
                          PORTFOLIO HOLDINGS INFORMATION                      11
                          ADDITIONAL INFORMATION                              11

Financial Highlights                                                          12



                          This PROSPECTUS contains important information about the European Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the European Equity Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company, and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE EUROPEAN EQUITY PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks to maximize the capital appreciation of its investments.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in equity securities of issued by issuers located in European countries. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.

The Portfolio invests principally in common stocks and other equity securities (which may include depositary receipts or convertible securities).

The "Investment Adviser," Morgan Stanley Investment Advisors Inc., and/or the "Sub-Adviser," Morgan Stanley Investment Management Limited, generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities which in their view possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

The remaining 20% of the Portfolio's assets may be invested in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and in equity, government and convertible securities of issuers not located in Europe and forward foreign currency exchange contracts. The Portfolio may also utilize options on foreign currencies and stock index futures (and options thereon).

The Portfolio may invest in warrants and acquire warrants attached to other securities.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stocks and other equity investments. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

EUROPEAN INVESTMENTS. A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.


[SIDENOTE]

CAPITAL APPRECIATION


An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. Portfolio investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser and/or Sub-Adviser are successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed income securities, forward foreign currency exchange contracts, options on foreign currencies and stock index futures (and options thereon). For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[CHART]

1995     25.89%
1996     29.99%
1997     16.07%
1998     23.96%
1999     29.11%
2000     -4.92%
2001    -17.76%
2002    -21.36%
2003     29.03%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                             PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------
  The European Equity Portfolio                        %                %                 %
---------------------------------------------------------------------------------------------
  MSCI Europe Index(1)                                 %                %                 %
---------------------------------------------------------------------------------------------


(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, ITALY, THE NETHERLANDS, NORWAY, SPAIN, SWEDEN, SWITZERLAND, IRELAND, PORTUGAL AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                %
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                     None
--------------------------------------------------------------------------------
  Other expenses*                                                              %
--------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                    %
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                         EXPENSES OVER TIME
              -----------------------------------------
               1 YEAR    3 YEARS    5 YEARS    10 YEARS
              -----------------------------------------
                 $          $          $           $


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

OTHER INVESTMENTS. The Portfolio may invest up to 20% of its assets in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and equity securities issued by non-European issuers, and government and convertible securities issued by non-European governmental or private issuers.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest up to 20% of its assets in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specific future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward foreign currency exchange contracts to modify the Portfolio's exposure to various currency markets.

OPTIONS AND FUTURES. The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities, such as debt securities issued by foreign governments, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Participation in forward foreign currency exchange contracts involves risks. If the Investment Adviser and/or Sub-Adviser employ a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss.

OPTIONS AND FUTURES. If the Fund invests in options on currencies and/or stock index futures (or options thereon), its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's and/or Sub-Adviser's predictions and movements in the direction of the currency or index markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks include the possible imperfect correlation between the price of futures contracts and movements in the prices of securities and the possible absence of a liquid secondary market for certain of these instruments. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to invest the Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $___ billion as of March 31, 2005. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Adviser is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

The Portfolio is managed within the European Equity team. Current members of the team include Sandra Yeager and Anne Marie Fleurbaaij.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.95% of the portion of daily net assets not exceeding $500 million and 0.90% of the portion of daily net assets exceeding $500 million. The Investment Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser received from the Portfolio. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.87% of the portion of daily net assets not exceeding $500 million; 0.82% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% of the portion of daily net assets exceeding $3 billion. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively lliquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contracted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.

[GRAPHIC]

TAX CONSEQUENCES


For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                   [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in the its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE GLOBAL ADVANTAGE PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE GLOBAL ADVANTAGE PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVE                                 2

                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      2
                          PAST PERFORMANCE                                     4
                          FEES AND EXPENSES OF THE PORTFOLIO                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6
                          ADDITIONAL RISK INFORMATION                          7
                          PORTFOLIO MANAGEMENT                                 8

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES              9
                          FREQUENT PURCHASES AND REDEMPTIONS                   9
                          PRICING FUND SHARES                                 10
                          DISTRIBUTIONS                                       11
                          TAX CONSEQUENCES                                    11
                          PORTFOLIO HOLDINGS INFORMATION                      11
                          ADDITIONAL INFORMATION                              11

Financial Highlights                                                          12



                          This PROSPECTUS contains Important Information about the Global Advantage Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Global Advantage Portfolio (the "Portfolio") are being offered. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE GLOBAL ADVANTAGE PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks long-term capital growth.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The Portfolio's equity securities may include common stock, preferred stock, depositary receipts and/or convertible securities.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., and the Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Limited, utilize fundamental research to seek companies that they believe have long-term growth potential and/or relatively attractive valuations. The Portfolio's portfolio management team generally utilizes a bottom-up stock selection process based on fundamental research performed by the Sub-Adviser's analysts throughout the world, but also considers global industry trends in making certain sector allocations. In addition, the Portfolio may utilize forward foreign currency exchange contracts.

Up to 15% of the Portfolio's net assets may be invested in emerging market securities (held either directly or in the form of depositary receipts), but of which no more than 10% may be invested in local shares.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCK AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its stock and other equity investments. In particular, the prices of stocks and other equity investments may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of the


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Portfolio. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses in the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which subject the Portfolio to the risks associated with both fixed-income securities and common stocks. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Sub-Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Global Advantage Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1999    26.88%
2000   -17.39%
2001   -23.33%
2002   -20.81%
2003    31.12%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS _____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was _____% (quarter ended _________) and the lowest return for a calendar quarter was _____% (quarter ended _________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                              LIFE OF PORTFOLIO
                                PAST 1 YEAR    PAST 5 YEARS    (SINCE 05/18/98)
--------------------------------------------------------------------------------
  The Global Advantage Portfolio        %               %                %
--------------------------------------------------------------------------------
  MSCI World Index(1)                   %               %                %
--------------------------------------------------------------------------------



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past six calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                 %
  ------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                     None
  ------------------------------------------------------------------------------
  Other expenses*                                                               %
  ------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                     %
  ------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
                 --------------------------------------
                 1 YEAR    3 YEARS   5 YEARS   10 YEARS
                 --------------------------------------
                    $         $         $          $
                 --------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Sub-Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Global Research team. Current members of the team include Sandra Yeager, Mark Laskin, Steven Wharton, John Harris and Mary Jayne Maly.

The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to assist the Investment Adviser in performing its investment advisory functions. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $___ billion as of March 31, 2005. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Advisor is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.65% of daily net assets. The Investment Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fee the Investment Advisor received from the Portfolio. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _______% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.57% of the portion of the daily net assets not exceeding $1.5 billion; and 0.545% of the portion of the daily net assets exceeding $1.5 billion. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]


DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by _______, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity contract or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE GLOBAL DIVIDEND GROWTH PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE GLOBAL DIVIDEND GROWTH PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVE                                 2
                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      2
                          PAST PERFORMANCE                                     4
                          FEES AND EXPENSES OF THE PORTFOLIO                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6
                          ADDITIONAL RISK INFORMATION                          7
                          PORTFOLIO MANAGEMENT                                 8

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES              9
                          FREQUENT PURCHASES AND REDEMPTIONS                   9
                          PRICING FUND SHARES                                 10
                          DISTRIBUTIONS                                       11
                          TAX CONSEQUENCES                                    11
                          PORTFOLIO HOLDINGS INFORMATION                      11
                          ADDITIONAL INFORMATION                              11

Financial Highlights                                                          12



                          This PROSPECTUS contains important information about the Global Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Global Dividend Growth Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company, and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE GLOBAL DIVIDEND GROWTH PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Limited, seeks investments primarily in common stocks (including depositary receipts) of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of the Portfolio's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Sub-Adviser.

Up to 15% of the Portfolio's assets may be invested in emerging markets securities (held either directly or in the form of depositary receipts) but of which no more than 10% may be invested in local shares.

The remaining 20% of the Portfolio's assets may be invested in convertible and fixed-income securities and forward foreign exchange contracts.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCK AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in value of the portfolio.


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKET COUNTRIES. The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Sub-Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with convertible and fixed-income securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995    22.04%
1996    17.59%
1997    12.04%
1998    12.53%
1999    14.65%
2000    -2.50%
2001    -6.25%
2002   -12.52%
2003    32.07%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was _____% (quarter ended ___________) and the lowest return for a calendar quarter was _____% (quarter ended ___________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                       PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------
  The Global Dividend Growth Portfolio         %               %               %
------------------------------------------------------------------------------------
  MSCI World Index(1)                          %               %               %
------------------------------------------------------------------------------------



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past ten calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                %
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                     None
--------------------------------------------------------------------------------
  Other expenses*                                                              %
--------------------------------------------------------------------------------
  Total annual Portfolio operating expenses*                                   %
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                               EXPENSES OVER TIME
                    --------------------------------------
                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                    --------------------------------------
                       $         $         $         $
                    --------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]


ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

CONVERTIBLE AND FIXED INCOME SECURITIES. Up to 20% of the Portfolio's assets may be invested in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Up to 20% of the Portfolio's assets may be invested in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]


ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FIXED-INCOME SECURITIES. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Sub-Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Global Value team. Current members of the team include Frances Campion, Martin Moorman and Douglas McGraw.

The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to invest the Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $___ billion as of March 31, 2005. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Advisor is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.75% of the portion of daily net assets not exceeding $1 billion and 0.725% of the portion of daily net assets exceeding $1 billion. The Investment Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fee the Investment Adviser received from the Portfolio. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% of the portion of the daily net assets exceeding $4.5 billion. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fee the Investment Adviser receives from the Portfolio. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X and Class Y shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE HIGH YIELD PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE HIGH YIELD PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVES                                2
                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      3
                          PAST PERFORMANCE                                     4
                          FEES AND EXPENSES OF THE PORTFOLIO                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6
                          ADDITIONAL RISK INFORMATION                          8
                          PORTFOLIO MANAGEMENT                                11

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES             12
                          FREQUENT PURCHASES AND REDEMPTIONS                  12
                          PRICING FUND SHARES                                 13
                          DISTRIBUTIONS                                       14
                          TAX CONSEQUENCES                                    14
                          PORTFOLIO HOLDINGS INFORMATION                      14
                          ADDITIONAL INFORMATION                              14

Financial Highlights                                                          16



                          This PROSPECTUS contains important information about the High Yield Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the High Yield Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE HIGH YIELD PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service ("Moody's") or below BBB by Standard & Poor's Corporation ("S&P") or in non-rated securities considered by the Portfolio's Investment Adviser to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Portfolio will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal. The Portfolio may also invest up to 10% of its net assets in targeted return index securities ("TRAINs").

In deciding which securities to buy, hold or sell, the Portfolio's Investment Adviser, Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Adviser relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Adviser in this regard.

In addition to junk bonds, the Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Adviser believes that such securities may produce attractive yields.

The Portfolio may also invest in asset-backed securities, foreign securities and unit offerings. In addition, the Portfolio may invest in futures, options, swaps, commercial mortgage-backed securities (CMBSs) and collateralized mortgage obligations. The Portfolio may also utilize forward foreign currency exchange contracts.


[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income.

[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

LOWER RATED SECURITIES ("JUNK BONDS"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value. In addition to junk bonds, the Portfolio may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with its investments in asset-backed securities, unit offerings/convertible securities, TRAINs, foreign securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995              14.93%
1996              11.98%
1997              11.87%
1998              -6.20%
1999              -1.33%
2000             -32.22%
2001             -33.75%
2002              -7.14%
2003              27.73%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS_____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was_____ % (quarter ended___________) and the lowest return for a calendar quarter was_____ % (quarter ended___________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                     PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------
  The High Yield Portfolio                                   %              %                 %
--------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Corporate High Yield Index(1)         %              %                 %
--------------------------------------------------------------------------------------------------


(1) LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                %
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                     None
--------------------------------------------------------------------------------
  Other expenses*                                                              %
--------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                    %
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                         EXPENSES OVER TIME
              -----------------------------------------
               1 YEAR    3 YEARS    5 YEARS    10 YEARS
              -----------------------------------------
                 $          $          $           $
              -----------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

TARGETED RETURN INDEX SECURITIES ("TRAINs"). Up to 10% of the Portfolio's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed-income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits of investments in "junk bonds."

UNIT OFFERINGS/CONVERTIBLE SECURITIES. The Portfolio may purchase units which combine debt securities with equity securities and/or warrants. The Portfolio may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock.

FOREIGN SECURITIES. The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The Portfolio may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "mortgage assets"). Payments of principal and interest on the mortgage assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the mortgage assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other mortgage assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

OPTIONS AND FUTURES. The Portfolio may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolio.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 (the "Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

UNIT OFFERINGS/CONVERTIBLE SECURITIES. Any Portfolio investments in unit offerings and/or convertible securities may carry risks associated with both fixed-income and equity securities.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between U.S. dollars and a foreign market's local currency.

Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The principal and interest on the mortgage assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on mortgage assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying mortgage assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the mortgage assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying mortgage assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBSs). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Taxable Fixed-Income team. Current members of the team include Sheila A. Finnerty, a Managing Director of the Investment Adviser and Gordon W. Loery and Chad Liu, Executive Directors of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.50% of the portion of daily net assets not exceeding $500 million and 0.425% of the portion of daily net assets exceeding $500 million. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of daily net assets not exceeding $500 million; 0.345% of the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% of the portion of daily net assets exceeding $3 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                            Intentionally Left Blank

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by______________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE INCOME BUILDER PORTFOLIO

CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INCOME BUILDER PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS


Eligible Investors                                                                                 1

The Portfolio                    INVESTMENT OBJECTIVES                                             2
                                 PRINCIPAL INVESTMENT STRATEGIES                                   2
                                 PRINCIPAL RISKS                                                   3
                                 PAST PERFORMANCE                                                  6
                                 FEES AND EXPENSES OF THE PORTFOLIO                                7
                                 ADDITIONAL INVESTMENT STRATEGY INFORMATION                        8
                                 ADDITIONAL RISK INFORMATION                                       9
                                 PORTFOLIO MANAGEMENT                                             10

Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES                          11
                                 FREQUENT PURCHASES AND REDEMPTIONS                               11
                                 PRICING FUND SHARES                                              12
                                 DISTRIBUTIONS                                                    13
                                 TAX CONSEQUENCES                                                 13
                                 PORTFOLIO HOLDINGS INFORMATION                                   13
                                 ADDITIONAL INFORMATION                                           13
Financial Highlights                                                                              14



                                 This PROSPECTUS contains important information about the Income Builder Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Income Builder Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE INCOME BUILDER PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks reasonable income as a primary investment objective. As a secondary objective, the Portfolio seeks growth of capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies -- including "synthetic" and "exchangeable" convertibles. The Portfolio's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities.

The Investment Adviser follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

The Portfolio may invest up to 25% of its net assets in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Zero coupon securities are purchased at a discount and generally accrue interest, but make no payment until maturity. Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.

investment grade by Standard & Poor's Corporation or Moody's Investors Service (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.

Up to 20% of the Portfolio's net assets may be invested in common stocks that do not pay a dividend. Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. The Portfolio may also utilize forward foreign currency exchange contracts. The Portfolio may also invest in options and futures.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON AND PREFERRED STOCK. A principal risk of investing in the Portfolio is associated with its investment in common and preferred stocks. In general, stock values fluctuate in response to activities specific to the issuer as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Portfolio is subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because some of the convertible securities in which the Portfolio invests are convertible into the common stocks of small- and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small- and mid-cap companies. There are also special risks associated with the Portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

SMALL & MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS"). The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Portfolio's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in forward foreign currency exchange contracts and options and futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1998                    3.21%
1999                    7.06%
2000                    0.17%
2001                    2.30%
2002                   -7.64%
2003                   20.84%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ______________) and the lowest return for a calendar quarter was ____% (quarter ended ______________).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)


                                                                                                                 LIFE OF PORTFOLIO
                                                                  PAST 1 YEAR             PAST 5 YEARS           (SINCE 01/21/97)
 ---------------------------------------------------------------------------------------------------------------------------------
 The Income Builder Portfolio                                          %                        %                        %
 ---------------------------------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(1)                                           %                        %                        %
 ---------------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Government/Credit Index(2)                       %                        %                        %
 ---------------------------------------------------------------------------------------------------------------------------------


(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past seven calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

 ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                               %
 -------------------------------------------------------------
 Distribution and service (12b-1) fees                    None
 -------------------------------------------------------------
 Other expenses*                                             %
 -------------------------------------------------------------
 Total annual Portfolio operating expenses                   %
 -------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                                     EXPENSES OVER TIME
                         -------------------------------------------
                         1 YEAR      3 YEARS    5 YEARS     10 YEARS
                         -------------------------------------------
                            $           $          $            $


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

OPTIONS AND FUTURES. The Portfolio may also invest in futures with respect to stock indexes, financial instruments and interest rate indexes and may purchase and sell options on securities, securities indexes and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. If the Portfolio invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Equity Income team. Current members of the team include James A. Gilligan, a Managing Director of the Investment Adviser, Ellen Gold and James O. Roeder, Executive Directors of the Investment Adviser and Thomas Bastian, Sergio Marcheli, and Vincent E. Vizachero, Vice Presidents of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.75% of daily net assets. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the net assets not exceeding $500 million; and 0.645% of the portion of daily net assets exceeding $500 million. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $__ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day.

The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE INFORMATION PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INFORMATION PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVE                                 2
                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      3
                          PAST PERFORMANCE                                     4
                          FEES AND EXPENSES OF THE PORTFOLIO                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6
                          ADDITIONAL RISK INFORMATION                          7
                          PORTFOLIO MANAGEMENT                                 8

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES              9
                          FREQUENT PURCHASES AND REDEMPTIONS                   9
                          PRICING FUND SHARES                                 10
                          DISTRIBUTIONS                                       11
                          TAX CONSEQUENCES                                    11
                          PORTFOLIO HOLDINGS INFORMATION                      11
                          ADDITIONAL INFORMATION                              11

Financial Highlights                                                          12



                          This PROSPECTUS contains important information about the Information Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Information Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE INFORMATION PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks long-term capital appreciation.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. The Portfolio may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the Portfilio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions.

A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

- designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

- the creation, packaging, distribution and ownership of entertainment and information programming.

Up to 15% of the Portfolio's net assets may be invested in emerging market securities (held either directly or in the form of depositary receipts), but of which no more than 10% may be invested in local shares. In addition, the Portfolio may utilize forward foreign currency exchange contracts.

The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities (which may include zero coupon securities).


[SIDENOTE]

CAPITAL APPRECIATION


An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMUNICATIONS AND INFORMATION INDUSTRY. The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKET COUNTRIES. The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characerized by greater potential loss than securities of companies located in developed countries.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its fixed-income investments and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -42.87%
2002    -43.09%
2003     61.07%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the period shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                         LIFE OF PORTFOLIO
                                        PAST 1 YEAR       (SINCE 11/06/00)
---------------------------------------------------------------------------
  The Information Portfolio                   %                    %
---------------------------------------------------------------------------
  S&P 500(R) Index(1)                         %                    %
---------------------------------------------------------------------------


(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                         %
---------------------------------------------------------------------------
  Distribution and service (12b-1) fees                              None
---------------------------------------------------------------------------
  Other expenses*                                                       %
---------------------------------------------------------------------------
  Total annual Portfolio operating expenses*                            %
---------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
              ---------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
              ---------------------------------------------
                  $           $          $            $
              ---------------------------------------------


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FIXED-INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. Most fixed-income securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Global Research Technology team. Current members of the team include Thomas Bergeron, a Vice President of the Investment Adviser, Kristian Heugh, a Vice President of the Investment Adviser, Mikhail Nirenberg, a Vice President of the Investment Adviser, Alexander Umansky, an Executive Director of the Investment Adviser, and Andrew Xiao, a Vice President of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.75% of daily net assets. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $3 billion; and 0.62% of the portion of daily net assets exceeding $3 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION

PURCHASES AND SALES OF PORTFOLIO SHARES


Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by ___________________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the discussion in the accompanying prospectus for either the variable annuity or the variable life contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY


VARIABLE INVESTMENT SERIES

THE LIMITED DURATION PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE LIMITED DURATION PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


Eligible Investors                                                             1

The Portfolio            INVESTMENT OBJECTIVE                                  2
                         PRINCIPAL INVESTMENT STRATEGIES                       2
                         PRINCIPAL RISKS                                       3
                         PAST PERFORMANCE                                      5
                         FEES AND EXPENSES OF THE PORTFOLIO                    6
                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            7
                         ADDITIONAL RISK INFORMATION                           9
                         PORTFOLIO MANAGEMENT                                 11

Shareholder Information  PURCHASES AND SALES OF PORTFOLIO SHARES              12
                         FREQUENT PURCHASES AND REDEMPTIONS                   12
                         PRICING FUND SHARES                                  13
                         DISTRIBUTIONS                                        14
                         TAX CONSEQUENCES                                     14
                         PORTFOLIO HOLDINGS INFORMATION                       14
                         ADDITIONAL INFORMATION                               14

Financial Highlights                                                          16



                         This PROSPECTUS contains important information about the Limited Duration Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Limited Duration Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE LIMITED DURATION PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Portfolio's portfolio of three years or less.

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO. The Portfolio may also invest up to 5% of its net assets in targeted return index securities ("TRAINs").

OTHER INVESTMENTS. In addition, the Portfolio may invest in foreign securities, asset-backed securities, restricted securities and "junk bonds." The Portfolio may utilize forward foreign currency exchange contracts and may engage in options and futures transactions and swaps.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative


[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in value.

apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. Neither the value nor the yield of the U.S. government securities that the Portfolio invests in (or the value or yield of the Portfolio's shares) is guaranteed by the U.S. Government. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Portfolio's investments may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

CMOs. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBSs). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with investments in foreign securities, forward foreign currency exchange contracts and asset-backed securities, TRAINs, restricted securities and "junk bonds," options futures transactions and swaps. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2000    5.85%
2001    6.72%
2002    4.06%
2003    2.23%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _________) and the lowest return for a calendar quarter was ___% (quarter ended _________).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past five calendar years.

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                              LIFE OF PORTFOLIO
                                                PAST 1 YEAR     PAST 5 YEARS  (SINCE 05/04/99)
-----------------------------------------------------------------------------------------------
  The Limited Duration Portfolio                       %               %                %
-----------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Credit Index (1-5 Year)(1)      %               %                %
-----------------------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory Fee*                                                             0.30%
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                     None
--------------------------------------------------------------------------------
  Other expenses*                                                               %
--------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                     %
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
              -------------------------------------------
              1 YEAR      3 YEARS    5 YEARS     10 YEARS
              -------------------------------------------
                 $           $          $            $
              -------------------------------------------


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]


ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

FOREIGN SECURITIES. The Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures.

OPTIONS AND FUTURES. The Portfolio may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS") AND RESTRICTED SECURITIES. The Portfolio's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

TARGETED RETURN INDEX SECURITIES ("TRAINs"). Up to 5% of the Portfolio's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]


ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolio.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk may be currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriation, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the

Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

TRAINs. The Portfolio may invest in Targeted Return Index Securities ("TRAINs"), which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144a Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

LOWER RATED FIXED-INCOME SECURITIES AND RESTRICTED SECURITIES. The Portfolio's investments in lower rated fixed-income securities, otherwise known as junk bonds pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Taxable Fixed-Income Team. Current members of the team include William Lawrence and Paul O'Brien, Executive Directors of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.45% of the daily net assets. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to % of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.30% of the daily net assets. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund
industry and had approximately $   billion in assets under management or
administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly and capital gains distributions, if any, are declared and paid at least once per year.

[GRAPHIC]

TAX CONSEQUENCES


For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                            Intentionally Left Blank

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by, ___________________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE MONEY MARKET PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE MONEY MARKET PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                            1

The Portfolio             INVESTMENT OBJECTIVES                               2
                          PRINCIPAL INVESTMENT STRATEGIES                     2
                          PRINCIPAL RISKS                                     2
                          PAST PERFORMANCE                                    3
                          FEES AND EXPENSES OF THE PORTFOLIO                  4
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION          5
                          PORTFOLIO MANAGEMENT                                6

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES             7
                          FREQUENT PURCHASES AND REDEMPTIONS                  7
                          PRICING FUND SHARES                                 7
                          DISTRIBUTIONS                                       8
                          TAX CONSEQUENCES                                    8
                          PORTFOLIO HOLDINGS INFORMATION                      8
                          ADDITIONAL INFORMATION                              8

Financial Highlights                                                         10



                          This PROSPECTUS contains important information about the Money Market Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Money Market Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE MONEY MARKET PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks high current income, preservation of capital and liquidity.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.


The Portfolio's investments include the following money market instruments:

-   Commercial paper.

-   Corporate obligations.

- Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

-   Eurodollar certificates of deposit.

-   Certificates of deposit of savings banks and savings and loan associations.

- Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities.

- Repurchase agreements, which may be viewed as a type of secured lending by the Portfolio.

The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, you can lose money by investing in the Portfolio.

Principal risks of investing in the Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.


[SIDENOTE]

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's current 7-day yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS


[CHART]

1995    5.66%
1996    5.11%
1997    5.23%
1998    5.18%
1999    4.80%
2000    6.00%
2001    3.94%
2002    1.34%
2003    0.67%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ______________) and the lowest return for a calendar quarter was ___% (quarter ended _______________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                  PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------
  The Money Market Portfolio             %               %                %
-------------------------------------------------------------------------------


[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table shows the average annual total returns of the Portfolio's Class X shares.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                        %
-----------------------------------------------------------------------
  Distribution and service (12b-1) fees                            None
-----------------------------------------------------------------------
  Other expenses*                                                      %
-----------------------------------------------------------------------
  Total annual Portfolio operating expenses*                           %
-----------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                                 EXPENSES OVER TIME
                       --------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
                       --------------------------------------
                         $          $         $         $
                       --------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rate: 0.50% of the portion of daily net assets not exceeding $500 million; 0.425% of portion of daily net assets exceeding $500 million but not exceeding $750 million; and 0.375% of portion of daily net assets exceeding $750 million. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.45% of the portion of daily net assets not exceeding $250 million; 0.375% of the portion of daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% of the portion of daily net assets exceeding $1.5 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.05% reduction in the advisory fee concurrent with the implementation of a 0.05% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $__ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares. We expect the Portfolio to be used by underlying contract owners and plan participants for short-term investing. However, frequent trading by contract owners and/or plan participants can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used for as a tool for market timing and we may bar an insurance company or benefit plan whose underlying contract owners or participants trade excessively from making further purchases for an indefinite period.

[GRAPHIC]

PRICING FUND SHARES

The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid on each day the New York Stock Exchange is open to shareholders as of the close of business the preceding business day and capital gains distributions, if any, are declared and paid at least once per calendar year, net short-term gains may be paid more frequently.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life Contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE QUALITY INCOME PLUS PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE QUALITY INCOME PLUS PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVES                                2

                          PRINCIPAL INVESTMENT STRATEGIES                      2

                          PRINCIPAL RISKS                                      3

                          PAST PERFORMANCE                                     7

                          FEES AND EXPENSES OF THE PORTFOLIO                   8

                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           9

                          ADDITIONAL RISK INFORMATION                         11

                          PORTFOLIO MANAGEMENT                                13

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES             14

                          FREQUENT PURCHASES AND REDEMPTIONS                  14

                          PRICING FUND SHARES                                 15

                          DISTRIBUTIONS                                       15

                          TAX CONSEQUENCES                                    16

                          PORTFOLIO HOLDINGS INFORMATION                      16

                          ADDITIONAL INFORMATION                              16

Financial Highlights                                                          18



                          This PROSPECTUS contains important information about the Quality Income Plus Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Quality Income Plus Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE QUALITY INCOME PLUS PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the "Investment Adviser," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Adviser. The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

In making investment decisions for the Portfolio, the Investment Adviser considers both domestic and international economic developments, interest rate trends and other factors. The Investment Adviser evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other

[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income.

Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

BORROWING. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.


OTHER INVESTMENTS. The Portfolio may also invest in futures and options, yankee corporate bonds, swaps and targeted return index securities ("TRAINs"). The Portfolio may also utilize forward foreign currency exchange contracts.


[GRAPHIC]


PRINCIPAL RISKS


There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

U.S. GOVERNMENT SECURITIES. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets.

The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBSs). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

BORROWING. The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with investments in Yankee bonds, options and futures, TRAINs, swaps and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1994    -6.63%
1995    24.30%
1996     1.56%
1997    11.09%
1998     8.67%
1999    -4.32%
2000    11.09%
2001     9.57%
2002     5.51%
2003     8.45%


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS _____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _________) and the lowest return for a calendar quarter was ____% (quarter ended _________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                 PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
----------------------------------------------------------------------------------------------
  The Quality Income Plus Portfolio                     %              %                %
----------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Aggregate Index(1)               %              %                %
----------------------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                            %
--------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                                 None
--------------------------------------------------------------------------------------------
  Other expenses*                                                                          %
--------------------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                                %
--------------------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                                  EXPENSES OVER TIME
                    ---------------------------------------------
                      1 YEAR      3 YEARS    5 YEARS     10 YEARS
                    ---------------------------------------------
                         $           $          $            $
                    ---------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]


ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

YANKEE BONDS. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). Yankee government bonds are sovereign debt of the issuing government. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Adviser. Yankee corporate bonds are U.S. dollar-denominated debt securities issued by foreign companies.

TARGETED RETURN INDEX SECURITIES ("TRAINs"). The Portfolio may invest up to 10% of the Portfolio's net assets in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

OPTIONS AND FUTURES. The Portfolio may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.


                                    *   *   *


YANKEE GOVERNMENTS. Investments in sovereign debt such as Yankee government bonds are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Portfolio has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Taxable Fixed-Income team. David S. Horowitz, a Managing Director of the Investment Adviser, is a current member of the team.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.50% of the portion of daily net assets not exceeding $500 million and 0.45% of the portion of daily net assets exceeding $500 million. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to __% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of daily net assets not exceeding $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% of the portion of the daily net assets exceeding $1.25 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $____ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only/or to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolios.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly and capital gains distributions, if any, are declared and paid at least once per year.

[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                 (This page has been intentionally left blank.)

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by ________________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE S&P 500 INDEX PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE S&P 500 INDEX PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


Eligible Investors                                                             1

The Portfolio            INVESTMENT OBJECTIVE                                  2
                         PRINCIPAL INVESTMENT STRATEGIES                       2
                         PRINCIPAL RISKS                                       2
                         PAST PERFORMANCE                                      3
                         FEES AND EXPENSES OF THE PORTFOLIO                    4
                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            5
                         ADDITIONAL RISK INFORMATION                           6
                         PORTFOLIO MANAGEMENT                                  7

Shareholder Information  PURCHASES AND SALES OF PORTFOLIO SHARES               8
                         FREQUENT PURCHASES AND REDEMPTIONS                    8
                         PRICING FUND SHARES                                   8
                         DISTRIBUTIONS                                         9
                         TAX CONSEQUENCES                                      9
                         PORTFOLIO HOLDINGS INFORMATION                        9
                         ADDITIONAL INFORMATION                               10

Financial Highlights                                                          12



                         This PROSPECTUS contains important information about the S&P 500 Index Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the S&P 500 Index Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE S&P 500 INDEX PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500 Index").


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the Index. For example, if the common stock of a specific company represents five percent of the Index, the Investment Adviser typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Portfolio may invest in foreign companies that are included in the S&P 500 Index.

The Investment Adviser seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

In addition, the Portfolio may invest in stock index futures on the S&P 500 Index and Standard & Poor's Depositary Receipts ("SPDRs"). The Portfolio may also make temporary investments in money market instruments to manage cash flows into and out of the Portfolio.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

INDEX INVESTING. Another risk of investing in the Portfolio arises from its operation as a "passively" managed index Portfolio. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio's portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Adviser will not sell the Portfolio's portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Portfolio (e.g., advisory fee, transfer agency and accounting costs).

The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Portfolio's ability to correlate its performance to the Index also depends to some extent on the size of the Portfolio's portfolio, the size of cash flows into and out of the Portfolio and differences between how and when the Portfolio and the Index are valued. The Investment Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Adviser will determine what additional investment changes may need to be made.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategy, including the Investment Adviser's ability to manage cash flows (primarily from purchases and sales, and distributions from the Portfolio's investments). The Portfolio is also subject to other risks from its other permissible investments, including risks associated with stock index futures, SPDRs and foreign securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1999     20.23%
2000     -9.38%
2001    -12.23%
2002    -22.48%
2003     27.85%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS __%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended _________) and the lowest return for a calendar quarter was ___% (quarter ended _________).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past six calendar years.

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                  LIFE OF THE PORTFOLIO
                                     PAST 1 YEAR   PAST 5 YEARS      (SINCE 05/18/98)
---------------------------------------------------------------------------------------
  The S&P 500 Index Portfolio                %             %                  %
---------------------------------------------------------------------------------------
  S&P 500(R) Index (1)                       %             %                  %
---------------------------------------------------------------------------------------


(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                %
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                     None
--------------------------------------------------------------------------------
  Other expenses*                                                              %
--------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                    %
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
              --------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
              --------------------------------------------
                  $           $          $            $
              --------------------------------------------


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's
Class X shares with those of an index that represents a broad measure of market performance over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FOREIGN SECURITIES. The Portfolio may invest in foreign securities that are included in the S&P 500 Index.

STOCK INDEX FUTURES. The Portfolio may invest in stock index futures with respect to the S&P 500 Index. Stock index futures may be used to simulate investment in the S&P 500 Index while retaining a cash balance for Portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

SPDRs. The Portfolio may invest up to 10% of its net assets in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FOREIGN SECURITIES. The Portfolio's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

STOCK INDEX FUTURES. If the Portfolio invests in futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

SPDRS. SPDRs, which the Portfolio may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Portfolio invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Index team. Kevin Jung, an Executive Director of the Investment Adviser, is a current member of that team.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to supervise the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.20% (0.40% prior to May 1, 2004). Effective May 1, 2004, the Investment Adviser agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in the Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the Portfolio and will continue to do so on a permanent basis. Taking the waiver of expenses into account, for the fiscal year ended December 31, 2004, the Portfolio paid $_____ to the Investment Adviser.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.12% of the Portfolio's average daily net assets. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading or mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year

[GRAPHIC]

TAX CONSEQUENCES


For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by _________________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from in the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE STRATEGIST PORTFOLIO


CLASS X



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE STRATEGIST PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio            INVESTMENT OBJECTIVE                                  2
                         PRINCIPAL INVESTMENT STRATEGIES                       2
                         PRINCIPAL RISKS                                       3
                         PAST PERFORMANCE                                      6
                         FEES AND EXPENSES OF THE PORTFOLIO                    7
                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            8
                         ADDITIONAL RISK INFORMATION                           9
                         PORTFOLIO MANAGEMENT                                 11

Shareholder Information  PURCHASES AND SALES OF PORTFOLIO SHARES              12
                         FREQUENT PURCHASES AND REDEMPTIONS                   12
                         PRICING FUND SHARES                                  13
                         DISTRIBUTIONS                                        14
                         TAX CONSEQUENCES                                     14
                         PORTFOLIO HOLDINGS INFORMATION                       14
                         ADDITIONAL INFORMATION                               14

Financial Highlights                                                          16



                         This PROSPECTUS contains important information about the Strategist Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Strategist Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life and/or annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE STRATEGIST PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., actively allocates the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the Portfolio, the Investment Adviser allocates the Portfolio's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds.

Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

The Portfolio may invest in futures to facilitate the reallocation of its assets. For example, the Investment Adviser may believe that the Portfolio should increase its fixed-income investments by ten percent and decrease its equity investments by the same amount. The Investment Adviser may consequently purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as S&P 500 Stock Index futures, in equal amounts -- rather than purchase and sell fixed-income and equity securities. The Portfolio may also invest in options on underlying currencies and may invest in put and call options with respect to foreign currencies.

In addition, the Portfolio may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers, but not more than 10% of its net assets in securities denominated in a foreign currency. The Portfolio may utilize forward foreign currency exchange contracts and swaps. The Portfolio may also invest up to 10% of its net assets in Targeted Return Index Securities ("TRAINs").

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. The mortgage-backed securities in which the Portfolio may invest


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. These securities may be collateralized by mortgages with fixed, variable or floating rates. They differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specific call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. Each class of CMO has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes with more predictable cash flow will have a lower yield and classes with less predictable cash flow will have a higher yield and greater risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. REITs pool investors' funds for investments primarily in commercial real estate properties.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade bonds, certain of these securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's portfolio securities to fall substantially.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBSs). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

CONVERTIBLE SECURITIES. Convertible securities are securities that generally pay interest and may be converted into common stock. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REITs. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

OPTIONS AND FUTURES. If the Portfolio invest in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock currency and/or fixed-income markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of securities, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are option's negotiated with dealers; there is no secondary market for these investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with foreign securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

1995     9.40%
1996    15.02%
1997    13.71%
1998    26.55%
1999    17.35%
2000     1.64%
2001   -10.18%
2002    -9.89%
2003    26.24%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ______) and the lowest return for a calendar quarter was ____% (quarter ended ______).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                    PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------
  The Strategist Portfolio                                  %             %              %
------------------------------------------------------------------------------------------------
  S&P 500(R) Index(1)                                       %             %              %
------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index(2)           %             %              %
------------------------------------------------------------------------------------------------


(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of indices that represent a broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                %
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                     None
--------------------------------------------------------------------------------
  Other expenses*                                                              %
--------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                    %
--------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
              --------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
              --------------------------------------------
                  $           $          $            $
              --------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

TARGETED RETURN INDEX SECURITIES ("TRAINs"). The Portfolio may invest up to 10% of its net assets in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in value of the portfolio. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

TRAINs. The Portfolio may invest in Targeted Return Index Securities ("TRAINs"), which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144a Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The equity portion of the Portfolio is managed within the Domestic Asset Allocation team. Mark Bavoso, a Managing Director of the Investment Adviser, is a current member of that team. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team. Current members of the team include W. David Armstrong and David S. Horowitz, Managing Directors of the Investment Adviser, and Stefania Perrucci, an Executive Director of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.50% of the portion of daily net assets not exceeding $1.5 billion and 0.475% of the portion of daily net assets exceeding $1.5 billion. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund
industry and had approximately $   billion in assets under management or
administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealer, or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by ______________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE UTILITIES PORTFOLIO


CLASS X


MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE UTILITIES PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


Eligible Investors                                                         1

The Portfolio            INVESTMENT OBJECTIVE                              2
                         PRINCIPAL INVESTMENT STRATEGIES                   2
                         PRINCIPAL RISKS                                   3
                         PAST PERFORMANCE                                  5
                         FEES AND EXPENSES OF THE PORTFOLIO                6
                         ADDITIONAL INVESTMENT STRATEGY INFORMATION        7
                         ADDITIONAL RISK INFORMATION                       8
                         PORTFOLIO MANAGEMENT                              9

Shareholder Information  PURCHASES AND SALES OF PORTFOLIO SHARES          10
                         FREQUENT PURCHASES AND REDEMPTIONS               10
                         PRICING FUND SHARES                              11
                         DISTRIBUTIONS                                    12
                         TAX CONSEQUENCES                                 12
                         PORTFOLIO HOLDINGS INFORMATION                   12
                         ADDITIONAL INFORMATION                           12

Financial Highlights                                                      14



                         This PROSPECTUS contains important information about the Utilities Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Utilities Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

Class X shares of the Portfolio are generally available to holders of (i) contracts offered by Paragon Life Insurance Company and (ii) other contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

The Fund also offers Class Y shares of the Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

THE UTILITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks both capital appreciation and current income.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stock and other equity securities of companies that are engaged in the utilities industry. A company will be considered to be in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other areas: telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different types of utilities and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities to buy, hold or sell for the Portfolio, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility-related assets, that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The remaining 20% of the Portfolio's assets may be invested in securities of companies not engaged in the utilities industry, in U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. government or its agencies and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. The Portfolio may also utilize forward foreign currency exchange contracts.


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators often monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated, and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated and unregulated utility companies.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Some of the Portfolio's investment grade securities may have speculative credit risk characteristics.

ASSET-BACKED SECURITIES. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to those of mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. As in the case of mortgage-backed securities, prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[CHART]

1995     28.65%
1996      8.68%
1997     27.15%
1998     23.76%
1999     12.71%
2000      3.03%
2001    -25.75%
2002    -22.87%
2003     17.34%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended __________) and the lowest return for a calendar quarter was ____% (quarter ended __________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------
  The Utilities Portfolio                %              %                %
-----------------------------------------------------------------------------
  S&P 500(R) Index(1)                    %              %                %
-----------------------------------------------------------------------------



(1) THE STANDARD AND POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class X shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                %
----------------------------------------------------------------
  Distribution and service (12b-1) fees                     None
----------------------------------------------------------------
  Other expenses*                                              %
----------------------------------------------------------------
  Total annual Portfolio operating expenses                    %
----------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
              -------------------------------------------
              1 YEAR      3 YEARS    5 YEARS     10 YEARS
              -------------------------------------------
                 $           $          $            $
              -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 10% of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may be subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated or if foreign currency rates change in a manner different than anticipated by the Investment Adviser, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The equity portion of the Portfolio is managed within the Sector Funds Equity/Utilities team. Edward F. Gaylor, an Executive Director of the Investment Adviser is a current member of the team. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team. David S. Horowitz, a Managing Director of the Investment Adviser, is a member of the team.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.65% of the portion of daily net assets up to $500 million; 0.55% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; and 0.525% of the portion of daily net assets exceeding $1 billion. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of daily net assets exceeding $5 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $__ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of a Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation that are likely to result in higher prices in foreign markets the following day.

The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's STATEMENT OF ADDITIONAL INFORMATION.

                      This page is intentionally left blank

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's ("SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
     (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE AGGRESSIVE EQUITY PORTFOLIO


CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE AGGRESSIVE EQUITY PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVE                                 2
                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      2
                          PAST PERFORMANCE                                     4
                          FEES AND EXPENSES OF THE PORTFOLIO                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6
                          ADDITIONAL RISK INFORMATION                          7
                          PORTFOLIO MANAGEMENT                                 8

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES              9
                          FREQUENT PURCHASES AND REDEMPTIONS                   9
                          PRICING FUND SHARES                                 10
                          PLAN OF DISTRIBUTION                                11
                          DISTRIBUTIONS                                       11
                          TAX CONSEQUENCES                                    11
                          PORTFOLIO HOLDINGS INFORMATION                      11
                          ADDITIONAL INFORMATION                              11

Financial Highlights                                                          12



                          This PROSPECTUS contains important information about the Aggressive Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Aggressive Equity Portfolio are being offered. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE AGGRESSIVE EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks long-term capital growth.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio normally invests at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Adviser," Morgan Stanley Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stock, depositary receipts & securities convertible into common stock, rights and warrants.

The Investment Adviser follows a flexible investment program in seeking to achieve the Portfolio's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisifies its investment criteria.

Up to 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets, of which up to 10% may be invested in emerging market securities (held either directly or in the form of depositary receipts), but of which no more than 5% may be invested in local shares.

The Fund may also utilize options and futures and forward foreign currency exchange contracts, and may invest a portion of its assets in convertible securities and fixed-income securities.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM-SIZED COMPANIES. The Fund may invest in small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities may involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Certain foreign securities in which the Portfolio may invest may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss than securities of companies located in developed countries.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, convertible securities, options and futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001             -28.61%
2002             -22.83%
2003              25.77%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ___________) and the lowest return for a calendar quarter was _____% (quarter ended __________).

 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                       LIFE OF PORTFOLIO
                                                         PAST 1 YEAR   (SINCE 06/05/00)
 ---------------------------------------------------------------------------------------
 The Aggressive Equity Portfolio                              %                %
 ---------------------------------------------------------------------------------------
 Russell 3000 Growth(1)
 ---------------------------------------------------------------------------------------
 S&P 500(R) Index(2)                                          %                %
 ---------------------------------------------------------------------------------------



(1) THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE STANDARD AND POOR'S 500 INDEX TO THE RUSSELL 3000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD AND POOR'S 500 (S&P 500(R)) INDEX IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

 ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                                                 %
 -------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                                       __%
 -------------------------------------------------------------------------------
 Other expenses*                                                               %
 -------------------------------------------------------------------------------
 Total annual Portfolio operating expenses*                                    %
 -------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                                     EXPENSES OVER TIME
                         -------------------------------------------
                         1 YEAR      3 YEARS    5 YEARS     10 YEARS
                         -------------------------------------------
                            $           $          $            $
                         -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FIXED-INCOME SECURITIES AND REITs. The Portfolio may invest up to 20% of its assets in (a) fixed-income securities of U.S. companies, (b) fixed-income securities of foreign companies and governments and international organizations,
(c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

CONVERTIBLE SECURITIES. The Portfolio also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest up to 20% of its assets in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

OPTIONS AND FUTURES. The Portfolio may invest up to 20% of its assets in put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (with a limit of 5% of its net assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. A portion of the Portfolio's fixed-income investments may have speculative characteristics.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are below investment grade quality. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

OPTIONS AND FUTURES. If the Portfolio invests in futures or options, its participation in these markets would subject the Portfolio to certain risks. If the Investment Adviser's predictions of movements in the direction of the underlying index, instrument or foreign currency are inaccurate, the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of stock futures and options, include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the underlying index, instrument or foreign currency, and the possible absence of a liquid secondary market for any particular instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed by the U.S. Growth team. Current members of the team include Dennis Lynch and David S. Cohen, Managing Directors of the Investment Adviser, and Sam Chainani, an Executive Director of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.75% of daily net assets. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by ________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE DIVIDEND GROWTH PORTFOLIO

CLASS Y


MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE DIVIDEND GROWTH PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 CONTENTS


Eligible Investors                                                                           1

The Portfolio                    INVESTMENT OBJECTIVES                                       2
                                 PRINCIPAL INVESTMENT STRATEGIES                             2
                                 PRINCIPAL RISKS                                             2
                                 PAST PERFORMANCE                                            3
                                 FEES AND EXPENSES OF THE PORTFOLIO                          4
                                 ADDITIONAL INVESTMENT STRATEGY INFORMATION                  5
                                 ADDITIONAL RISK INFORMATION                                 6
                                 PORTFOLIO MANAGEMENT                                        7

Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES                     8
                                 FREQUENT PURCHASES AND REDEMPTIONS                          8
                                 PRICING FUND SHARES                                         9
                                 PLAN OF DISTRIBUTION                                       10
                                 DISTRIBUTIONS                                              10
                                 TAX CONSEQUENCES                                           10
                                 PORTFOLIO HOLDINGS INFORMATION                             10
                                 ADDITIONAL INFORMATION                                     10

Financial Highlights                                                                        12



                                 This PROSPECTUS contains important information about the Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Dividend Growth Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE DIVIDEND GROWTH PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Adviser then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio's portfolio.

The remaining 20% of the Portfolio's assets may be invested in convertible and fixed income securities.

The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange). The Portfolio may utilize forward foreign currency exchange contracts.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of the its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities, including depositary receipts, involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between the U.S. dollar and a foreign market's local currency.

Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income and convertible securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001                        -5.42%
2002                       -18.23%
2003                        27.52%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended __________) and the lowest return for a calendar quarter was ____% (quarter ended __________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                               LIFE OF PORTFOLIO
                                                 PAST 1 YEAR   (SINCE 06/05/00)
--------------------------------------------------------------------------------
The Dividend Growth Portfolio                         %               %
--------------------------------------------------------------------------------
S&P 500(R) Index(1)                                   %               %
--------------------------------------------------------------------------------


----------
(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


Advisory Fee*                                                                   %
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                         __%
--------------------------------------------------------------------------------
Other expenses*                                                                 %
--------------------------------------------------------------------------------
Total annual Portfolio operating expenses*                                      %
--------------------------------------------------------------------------------


----------

* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                             EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                 $           $          $            $
               -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]


ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

CONVERTIBLE AND FIXED INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities which are purchased at a discount, but make no payments until maturity).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio also may invest a portion of its assets in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. The Portfolios may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative characteristics.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) While the credit risk for U.S. government securities in which the Portfolio may invest is minimal, the Portfolio's investment grade corporate debt holdings may have speculative characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Dividend Growth team. Current members of the team include Sean Aurigemma, a Managing Director of the Investment Adviser, and John Roscoe, an Executive Director of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.625% of the portion of daily net assets not exceeding $500 million; 0.50% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% of the portion of daily net assets exceeding $3 billion. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to ______% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.545% of the portion of daily net assets not exceeding $250 million; 0.42% of the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of daily net assets exceeding $2 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]


DISTRIBUTIONS

The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]


TAX CONSEQUENCES


For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                            Intentionally Left Blank

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by ______________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from in the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO Shareholders. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE EQUITY PORTFOLIO


CLASS Y


MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE EQUITY PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS


Eligible Investors                                                                          1

The Portfolio                    INVESTMENT OBJECTIVES                                      2
                                 PRINCIPAL INVESTMENT STRATEGIES                            2
                                 PRINCIPAL RISKS                                            2
                                 PAST PERFORMANCE                                           4
                                 FEES AND EXPENSES OF THE PORTFOLIO                         5
                                 ADDITIONAL INVESTMENT STRATEGY INFORMATION                 6
                                 ADDITIONAL RISK INFORMATION                                7
                                 PORTFOLIO MANAGEMENT                                       8

Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES                    9
                                 FREQUENT PURCHASES AND REDEMPTIONS                         9
                                 PRICING FUND SHARES                                       10
                                 PLAN OF DISTRIBUTION                                      11
                                 DISTRIBUTIONS                                             11
                                 TAX CONSEQUENCES                                          11
                                 PORTFOLIO HOLDINGS INFORMATION                            11
                                 ADDITIONAL INFORMATION                                    11
FINANCIAL HIGHLIGHTS                                                                       12



                                 This PROSPECTUS contains important information about the Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Equity Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE EQUITY PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Adviser to have potential for superior growth. As a secondary objective the Equity Portfolio seeks income but only when consistent with its primary objective.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Adviser currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Adviser invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Adviser then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

The Investment Adviser utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Adviser believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Adviser attempts to identify at which stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Adviser establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Adviser will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by Standard & Poor's, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts (including up to 10% of the Portfolio's net assets in securities issued by foreign issuers organized in emerging market countries held in the form of American Depositary Receipts).


[GRAPHIC]


PRINCIPAL RISKS


There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


COMMON STOCKS. A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price.

SMALL & MEDIUM CAPITALIZATION COMPANIES. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with Convertible Securities and REITs.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -27.07%
2002    -21.45%
2003     22.55%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                                       LIFE OF PORTFOLIO
                                                              PAST 1 YEAR              (SINCE 06/05/00)
----------------------------------------------------------------------------------------------------------
  THE EQUITY PORTFOLIO                                                 %                           %
----------------------------------------------------------------------------------------------------------
  RUSSELL 3000 GROWTH INDEX(1)                                         %                           %
----------------------------------------------------------------------------------------------------------
  S&P 500(R)INDEX(2)                                                   %                           %
----------------------------------------------------------------------------------------------------------



(1) THE RUSSELL 3000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 3000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE STANDARD AND POOR'S 500 INDEX TO THE RUSSELL 3000 GROWTH INDEX TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE.

(2) THE STANDARD AND POOR'S 500 INDEX IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  ADVISORY FEE*                                                                                %
------------------------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12b-1) FEES                                                        %
------------------------------------------------------------------------------------------------
  OTHER EXPENSES*                                                                              %
------------------------------------------------------------------------------------------------
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                                    %
------------------------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                         EXPENSES OVER TIME
                             -------------------------------------------
                             1 YEAR      3 YEARS    5 YEARS     10 YEARS
                             -------------------------------------------
                                $           $          $            $
                             -------------------------------------------


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

CONVERTIBLE SECURITIES. The Portfolio also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed income securities.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock), may carry risks associated with both fixed-income securities and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities that are rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Sector Rotation team. Michelle Kaufman, a Managing Director of the Investment Adviser, is a current member of the team.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.50% of the portion of daily net assets not exceeding $1 billion; 0.475% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.450% of the portion of daily net assets exceeding $2 billion. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of the daily net assets not exceeding $1 billion; 0.395% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of the daily net assets exceeding $2 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                   [TO COME]

This information has been audited by ______________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from in the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                   [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request information about the Portfolios, or to make shareholder inquiries, please call (800) 869-NEWS.

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE EUROPEAN EQUITY PORTFOLIO

(FORMERLY THE EUROPEAN GROWTH PORTFOLIO)


CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE EUROPEAN EQUITY PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


Eligible Investors                                                             1

The Portfolio            INVESTMENT OBJECTIVE                                  2
                         PRINCIPAL INVESTMENT STRATEGIES                       2
                         PRINCIPAL RISKS                                       2
                         PAST PERFORMANCE                                      4
                         FEES AND EXPENSES OF THE PORTFOLIO                    5
                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            6
                         ADDITIONAL RISK INFORMATION                           7
                         PORTFOLIO MANAGEMENT                                  8

Shareholder Information  PURCHASES AND SALES OF PORTFOLIO SHARES               9
                         FREQUENT PURCHASES AND REDEMPTIONS                    9
                         PRICING FUND SHARES                                  10
                         PLAN OF DISTRIBUTION                                 11
                         DISTRIBUTIONS                                        11
                         TAX CONSEQUENCES                                     11
                         PORTFOLIO HOLDINGS INFORMATION                       11
                         ADDITIONAL INFORMATION                               11

Financial Highlights                                                          12



                         This PROSPECTUS contains important information about the European Equity Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the European Equity Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE EUROPEAN EQUITY PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks to maximize the capital appreciation of its investments.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in equity securities of issued by issuers located in European countries. A company is considered to be located in Europe if (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenues from businesses in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.

The Portfolio invests principally in common stocks and other equity securities (which may include depositary receipts or convertible securities).

The "Investment Adviser," Morgan Stanley Investment Advisors Inc., and/or the "Sub-Adviser," Morgan Stanley Investment Management Limited, generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities which in their view possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

The remaining 20% of the Portfolio's assets may be invested in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and in equity, government and convertible securities of issuers not located in Europe and forward foreign currency exchange contracts. The Portfolio may also utilize options on foreign currencies and stock index futures (and options thereon).

The Portfolio may invest in warrants and acquire warrants attached to other securities.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stocks and other equity investments. In particular, stock prices can fluctuate widely in response to activities specific to the issuer as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

EUROPEAN INVESTMENTS. A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.


[SIDENOTE]

CAPITAL APPRECIATION


An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. Portfolio investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser and/or Sub-Adviser are successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed income securities, forward foreign currency exchange contracts, options on foreign currencies and stock index futures (and options thereon). For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001                   -17.92%
2002                   -21.53%
2003                    28.70%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).

 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                       LIFE OF PORTFOLIO
                                                         PAST 1 YEAR   (SINCE 06/05/00)
 ---------------------------------------------------------------------------------------
 The European Equity Portfolio                                %                %
 ---------------------------------------------------------------------------------------
 MSCI Europe Index(1)                                         %                %
 ---------------------------------------------------------------------------------------


(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, ITALY, THE NETHERLANDS, NORWAY, SPAIN, SWEDEN, SWITZERLAND, IRELAND, PORTUGAL AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

 ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                                                 %
 -------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                                       __%
 -------------------------------------------------------------------------------
 Other expenses*                                                               %
 -------------------------------------------------------------------------------
 Total annual Portfolio operating expenses                                     %
 -------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                     EXPENSES OVER TIME
                         -------------------------------------------
                         1 YEAR      3 YEARS    5 YEARS     10 YEARS
                         -------------------------------------------
                            $           $          $            $
                         -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

OTHER INVESTMENTS. The Portfolio may invest up to 20% of its assets in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments and equity securities issued by non-European issuers, and government and convertible securities issued by non-European governmental or private issuers.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may invest up to 20% of its assets in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specific future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward foreign currency exchange contracts to modify the Portfolio's exposure to various currency markets.

OPTIONS AND FUTURES. The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities, such as debt securities issued by foreign governments, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Participation in forward foreign currency exchange contracts involves risks. If the Investment Adviser and/or Sub-Adviser employ a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss.

OPTIONS AND FUTURES. If the Fund invests in options on currencies and/or stock index futures (or options thereon), its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's and/or Sub-Adviser's predictions and movements in the direction of the currency or index markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks include the possible imperfect correlation between the price of futures contracts and movements in the prices of securities and the possible absence of a liquid secondary market for certain of these instruments. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to invest the Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $___ billion as of March 31, 2005. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Adviser is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

The Portfolio is managed within the European Equity team. Current members of the team include Sandra Yeager and Anne Marie Fleurbaaij.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.95% of the portion of daily net assets not exceeding $500 million and 0.90% of the portion of daily net assets exceeding $500 million. The Investment Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser received from the Portfolio. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.87% of the portion of daily net assets not exceeding $500 million; 0.82% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% of the portion of daily net assets exceeding $3 billion. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively lliquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contracted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION


The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in the its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE GLOBAL ADVANTAGE PORTFOLIO


CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE GLOBAL ADVANTAGE PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVE                                 2
                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      2
                          PAST PERFORMANCE                                     4
                          FEES AND EXPENSES OF THE PORTFOLIO                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6
                          ADDITIONAL RISK INFORMATION                          7
                          PORTFOLIO MANAGEMENT                                 8

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES              9
                          FREQUENT PURCHASES AND REDEMPTIONS                   9
                          PRICING FUND SHARES                                 10
                          PLAN OF DISTRIBUTION                                11
                          DISTRIBUTIONS                                       11
                          TAX CONSEQUENCES                                    11
                          PORTFOLIO HOLDINGS INFORMATION                      11
                          ADDITIONAL INFORMATION                              11

Financial Highlights                                                          12



                          This PROSPECTUS contains Important Information about the Global Advantage Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Global Advantage Portfolio (the "Portfolio") are being offered. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE GLOBAL ADVANTAGE PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks long-term capital growth.


[GRAPHIC]


PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The Portfolio's equity securities may include common stock, preferred stock, depositary receipts and/or convertible securities.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., and the Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Limited, utilize fundamental research to seek companies that they believe have long-term growth potential and/or relatively attractive valuations. The Portfolio's portfolio management team generally utilizes a bottom-up stock selection process based on fundamental research performed by the Sub-Adviser's analysts throughout the world, but also considers global industry trends in making certain sector allocations. In addition, the Portfolio may utilize forward foreign currency exchange contracts.

Up to 15% of the Portfolio's net assets may be invested in emerging market securities (held either directly or in the form of depositary receipts), but of which no more than 10% may be invested in local shares.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCK AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its stock and other equity investments. In particular, the prices of stocks and other equity investments may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of the


[SIDENOTE]

CAPITAL GROWTH

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Portfolio. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses in the Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which subject the Portfolio to the risks associated with both fixed-income securities and common stocks. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Sub-Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Global Advantage Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001                 -23.53%
2002                 -20.94%
2003                  30.75%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS _____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was _____% (quarter ended _________) and the lowest return for a calendar quarter was _____% (quarter ended _________).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)


                                                            LIFE OF PORTFOLIO
                                          PAST 1 YEAR       (SINCE 06/05/00)
 ----------------------------------------------------------------------------
 The Global Advantage Portfolio                %                     %
 ----------------------------------------------------------------------------
 MSCI World Index(1)                           %                     %
 ----------------------------------------------------------------------------



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

 ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                                     %
 -------------------------------------------------------------------
 Distribution and service (12b-1) fees                           __%
 -------------------------------------------------------------------
 Other expenses*                                                   %
 -------------------------------------------------------------------
 Total annual Portfolio operating expenses                         %
 -------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                     EXPENSES OVER TIME
                         -------------------------------------------
                         1 YEAR      3 YEARS    5 YEARS     10 YEARS
                         -------------------------------------------
                            $           $          $            $
                         -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]


ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]


ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Sub-Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Global Research team. Current members of the team include Sandra Yeager, Mark Laskin, Steven Wharton, John Harris and Mary Jayne Maly.

The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to assist the Investment Adviser in performing its investment advisory functions. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $___ billion as of March 31, 2005. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Advisor is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.65% of daily net assets. The Investment Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fee the Investment Advisor received from the Portfolio. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _______% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.57% of the portion of the daily net assets not exceeding $1.5 billion; and 0.545% of the portion of the daily net assets exceeding $1.5 billion. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Portfolio. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may possibly arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]


DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by _______, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity contract or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE GLOBAL DIVIDEND GROWTH PORTFOLIO


CLASS Y


MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE GLOBAL DIVIDEND GROWTH PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         CONTENTS


Eligible Investors                                                             1

The Portfolio            INVESTMENT OBJECTIVE                                  2
                         PRINCIPAL INVESTMENT STRATEGIES                       2
                         PRINCIPAL RISKS                                       2
                         PAST PERFORMANCE                                      4
                         FEES AND EXPENSES OF THE PORTFOLIO                    5
                         ADDITIONAL INVESTMENT STRATEGY INFORMATION            6
                         ADDITIONAL RISK INFORMATION                           7
                         PORTFOLIO MANAGEMENT                                  8

Shareholder Information  PURCHASES AND SALES OF PORTFOLIO SHARES               9
                         FREQUENT PURCHASES AND REDEMPTIONS                    9
                         PRICING FUND SHARES                                  10
                         PLAN OF DISTRIBUTION                                 11
                         DISTRIBUTIONS                                        11
                         TAX CONSEQUENCES                                     11
                         PORTFOLIO HOLDINGS INFORMATION                       11
                         ADDITIONAL INFORMATION                               11

Financial Highlights                                                          12



                         This PROSPECTUS contains important information about the Global Dividend Growth Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Global Dividend Growth Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE GLOBAL DIVIDEND GROWTH PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks to provide reasonable current income and long-term growth of income and capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The Portfolio's "Sub-Adviser," Morgan Stanley Investment Management Limited, seeks investments primarily in common stocks (including depositary receipts) of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of the Portfolio's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Sub-Adviser.

Up to 15% of the Portfolio's assets may be invested in emerging markets securities (held either directly or in the form of depositary receipts) but of which no more than 10% may be invested in local shares.

The remaining 20% of the Portfolio's assets may be invested in convertible and fixed-income securities and forward foreign exchange contracts.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCK AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in value of the portfolio.


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKET COUNTRIES. The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Sub-Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with convertible and fixed-income securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001                   -6.44%
2002                  -12.72%
2003                   31.64%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was _____% (quarter ended ___________) and the lowest return for a calendar quarter was _____% (quarter ended ___________).

 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                       LIFE OF PORTFOLIO
                                                         PAST 1 YEAR   (SINCE 06/05/00)
 ---------------------------------------------------------------------------------------
 The Global Dividend Growth Portfolio                         %                %
 ---------------------------------------------------------------------------------------
 MSCI World Index(1)                                          %                %
 ---------------------------------------------------------------------------------------



(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

 ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                                                 %
 -------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                                       __%
 -------------------------------------------------------------------------------
 Other expenses*                                                               %
 -------------------------------------------------------------------------------
 Total annual Portfolio operating expenses*                                    %
 -------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                                     EXPENSES OVER TIME
                         -------------------------------------------
                         1 YEAR      3 YEARS    5 YEARS     10 YEARS
                         -------------------------------------------
                            $           $          $            $
                         -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]


ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

CONVERTIBLE AND FIXED INCOME SECURITIES. Up to 20% of the Portfolio's assets may be invested in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Up to 20% of the Portfolio's assets may be invested in forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]


ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FIXED-INCOME SECURITIES. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Sub-Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Global Value team. Current members of the team include Frances Campion, Martin Moorman and Douglas McGraw.

The Investment Adviser has contracted with the Sub-Adviser, Morgan Stanley Investment Management Limited, to invest the Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser, together with its investment management affiliates, managed assets of approximately $___ billion as of March 31, 2005. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley and provides a broad range of portfolio management services to its clients. The Sub-Advisor is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.75% of the portion of daily net assets not exceeding $1 billion and 0.725% of the portion of daily net assets exceeding $1 billion. The Investment Adviser paid the Sub-Adviser on a monthly basis a portion of the net advisory fee the Investment Adviser received from the Portfolio. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the daily net assets not exceeding $1 billion; 0.645% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.62% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.595% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.57% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.545% of the portion of the daily net assets exceeding $4.5 billion. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fee the Investment Adviser receives from the Portfolio. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE HIGH YIELD PORTFOLIO


CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE HIGH YIELD PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 CONTENTS


Eligible Investors                                                               1

The Portfolio                    INVESTMENT OBJECTIVES                           2
                                 PRINCIPAL INVESTMENT STRATEGIES                 2
                                 PRINCIPAL RISKS                                 3
                                 PAST PERFORMANCE                                4
                                 FEES AND EXPENSES OF THE PORTFOLIO              5
                                 ADDITIONAL INVESTMENT STRATEGY INFORMATION      6
                                 ADDITIONAL RISK INFORMATION                     8
                                 PORTFOLIO MANAGEMENT                           11

Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES        12
                                 FREQUENT PURCHASES AND REDEMPTIONS             12
                                 PRICING FUND SHARES                            13
                                 PLAN OF DISTRIBUTION                           14
                                 DISTRIBUTIONS                                  14
                                 TAX CONSEQUENCES                               14
                                 PORTFOLIO HOLDINGS INFORMATION                 14
                                 ADDITIONAL INFORMATION                         14

Financial Highlights                                                            16



                                 This PROSPECTUS contains important information about the High Yield Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the High Yield Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE HIGH YIELD PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service ("Moody's") or below BBB by Standard & Poor's Corporation ("S&P") or in non-rated securities considered by the Portfolio's Investment Adviser to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Portfolio will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal. The Portfolio may also invest up to 10% of its net assets in targeted return index securities ("TRAINs").

In deciding which securities to buy, hold or sell, the Portfolio's Investment Adviser, Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Adviser relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Adviser in this regard.

In addition to junk bonds, the Portfolio may invest in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when the Investment Adviser believes that such securities may produce attractive yields.

The Portfolio may also invest in asset-backed securities, foreign securities and unit offerings. In addition, the Portfolio may invest in futures, options, swaps, commercial mortgage-backed securities (CMBSs) and collateralized mortgage obligations. The Portfolio may also utilize forward foreign currency exchange contracts.


[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

LOWER RATED SECURITIES ("JUNK BONDS"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value. In addition to junk bonds, the Portfolio may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is subject to other risks from its permissible investments, including the risks associated with its investments in asset-backed securities, unit offerings/convertible securities, TRAINs, foreign securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001   -33.92%
2002    -7.36%
2003    27.43%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS __%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended _________) and the lowest return for a calendar quarter was ___% (quarter ended _________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                             LIFE OF PORTFOLIO
                                                           PAST 1 YEAR       (SINCE 06/05/00)
----------------------------------------------------------------------------------------------
  The High Yield Portfolio                                       %                     %
----------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Corporate High Yield Index(1)             %                     %
----------------------------------------------------------------------------------------------


(1) LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                               %
-------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                     __%
-------------------------------------------------------------------------------
  Other expenses*                                                             %
-------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                   %
-------------------------------------------------------------------------------


* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
              --------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
              --------------------------------------------
                  $           $          $            $
              --------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

TARGETED RETURN INDEX SECURITIES ("TRAINs"). Up to 10% of the Portfolio's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed-income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits of investments in "junk bonds."

UNIT OFFERINGS/CONVERTIBLE SECURITIES. The Portfolio may purchase units which combine debt securities with equity securities and/or warrants. The Portfolio may invest in convertible securities, which are securities that generally pay interest and may be converted into common stock.

FOREIGN SECURITIES. The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The Portfolio may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "mortgage assets"). Payments of principal and interest on the mortgage assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the mortgage assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other mortgage assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

OPTIONS AND FUTURES. The Portfolio may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolio.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 (the "Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

UNIT OFFERINGS/CONVERTIBLE SECURITIES. Any Portfolio investments in unit offerings and/or convertible securities may carry risks associated with both fixed-income and equity securities.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between U.S. dollars and a foreign market's local currency.

Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The principal and interest on the mortgage assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on mortgage assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying mortgage assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the mortgage assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying mortgage assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBSs). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Taxable Fixed-Income team. Current members of the team include Sheila A. Finnerty, a Managing Director of the Investment Adviser and Gordon W. Loery and Chad Liu, Executive Directors of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.50% of the portion of daily net assets not exceeding $500 million and 0.425% of the portion of daily net assets exceeding $500 million. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of daily net assets not exceeding $500 million; 0.345% of the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.295% of the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.245% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.22% of the portion of daily net assets exceeding $3 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                            Intentionally Left Blank

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by__________________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE INCOME BUILDER PORTFOLIO

CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INCOME BUILDER PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF THE VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                               1

The Portfolio             INVESTMENT OBJECTIVES                                  2
                          PRINCIPAL INVESTMENT STRATEGIES                        2
                          PRINCIPAL RISKS                                        3
                          PAST PERFORMANCE                                       6
                          FEES AND EXPENSES OF THE PORTFOLIO                     7
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION             8
                          ADDITIONAL RISK INFORMATION                            9
                          PORTFOLIO MANAGEMENT                                  10

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES               11
                          FREQUENT PURCHASES AND REDEMPTIONS                    11
                          PRICING FUND SHARES                                   12
                          PLAN OF DISTRIBUTION                                  13
                          DISTRIBUTIONS                                         13
                          TAX CONSEQUENCES                                      13
                          PORTFOLIO HOLDINGS INFORMATION                        13
                          ADDITIONAL INFORMATION                                13

Financial Highlights                                                            14



                          This PROSPECTUS contains important information about the Income Builder Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Income Builder Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE INCOME BUILDER PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks reasonable income as a primary investment objective. As a secondary objective, the Portfolio seeks growth of capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies including "synthetic" and "exchangeable" convertibles. The Portfolio's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities.

The Investment Adviser follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

The Portfolio may invest up to 25% of its net assets in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, "exchangeable" convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and non-convertible fixed-income securities
(including zero coupon securities). Zero coupon securities are purchased at a discount and generally accrue interest, but make no payment until maturity. Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.

investment grade by Standard & Poor's Corporation or Moody's Investors Service (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.

Up to 20% of the Portfolio's net assets may be invested in common stocks that do not pay a dividend. Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. The Portfolio may also utilize forward foreign currency exchange contracts. The Portfolio may also invest in options and futures.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON AND PREFERRED STOCK. A principal risk of investing in the Portfolio is associated with its investment in common and preferred stocks. In general, stock values fluctuate in response to activities specific to the issuer as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Portfolio is subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because some of the convertible securities in which the Portfolio invests are convertible into the common stocks of small- and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small- and mid-cap companies. There are also special risks associated with the Portfolio's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

SMALL & MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS"). The Portfolio's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Portfolio's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Portfolio's net asset value.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in forward foreign currency exchange contracts and options and futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001                    2.10%
2002                   -7.96%
2003                   20.51%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ______________) and the lowest return for a calendar quarter was ____% (quarter ended ______________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                               LIFE OF PORTFOLIO
                                                              PAST 1 YEARS     (SINCE 06/05/00)
 -----------------------------------------------------------------------------------------------
 The Income Builder Portfolio                                        %                  %
 -----------------------------------------------------------------------------------------------
 Russell 1000 Value Index(1)                                         %                  %
 -----------------------------------------------------------------------------------------------
 Lehman Brothers U.S. Government/Credit Index(2)                     %                  %
 -----------------------------------------------------------------------------------------------


(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                                 %
 ---------------------------------------------------------------
 Distribution and service (12b-1) fees                       __%
 ---------------------------------------------------------------
 Other expenses*                                               %
 ---------------------------------------------------------------
 Total annual Portfolio operating expenses                     %
 ---------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                          EXPENSES OVER TIME
              --------------------------------------------
              1 YEAR      3 YEARS    5 YEARS     10 YEARS
              --------------------------------------------
                $           $          $            $
              --------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

OPTIONS AND FUTURES. The Portfolio may also invest in futures with respect to stock indexes, financial instruments and interest rate indexes and may purchase and sell options on securities, securities indexes and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. If the Portfolio invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisers Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Equity Income team. Current members of the team include James A. Gilligan, a Managing Director of the Investment Adviser, Ellen Gold and James O. Roeder, Executive Directors of the Investment Adviser and Thomas Bastian, Sergio Marcheli, and Vincent E. Vizachero, Vice Presidents of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.75% of daily net assets. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the net assets not exceeding $500 million; and 0.645% of the portion of daily net assets exceeding $500 million. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $__ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day.

The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE INFORMATION PORTFOLIO


CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE INFORMATION PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVE                                 2
                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      3
                          PAST PERFORMANCE                                     4
                          FEES AND EXPENSES OF THE PORTFOLIO                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           6
                          ADDITIONAL RISK INFORMATION                          7
                          PORTFOLIO MANAGEMENT                                 8

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES              9
                          FREQUENT PURCHASES AND REDEMPTIONS                   9
                          PRICING FUND SHARES                                 10
                          PLAN OF DISTRIBUTION                                11
                          DISTRIBUTIONS                                       11
                          TAX CONSEQUENCES                                    11
                          PORTFOLIO HOLDINGS INFORMATION                      11
                          ADDITIONAL INFORMATION                              11

Financial Highlights                                                          12



                          This PROSPECTUS contains important information about the Information Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Information Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE INFORMATION PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks long-term capital appreciation.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. The Portfolio may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the Portfilio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions.

A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

- designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

- the creation, packaging, distribution and ownership of entertainment and information programming.

Up to 15% of the Portfolio's net assets may be invested in emerging market securities (held either directly or in the form of depositary receipts), but of which no more than 10% may be invested in local shares. In addition, the Portfolio may utilize forward foreign currency exchange contracts.

The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities (which may include zero coupon securities).


[SIDENOTE]

CAPITAL APPRECIATION


An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out dividend income.

[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMUNICATIONS AND INFORMATION INDUSTRY. The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Portfolio's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKET COUNTRIES. The foreign securities in which the Portfolio may invest may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characerized by greater potential loss than securities of companies located in developed countries.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its fixed-income investments and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001       -42.99%
2002       -43.29%
2003        60.61%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the period shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ____________) and the lowest return for a calendar quarter was ____% (quarter ended ____________).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                               LIFE OF PORTFOLIO
                                             PAST 1 YEAR       (SINCE 11/06/00)
 ------------------------------------------------------------------------------
 The Information Portfolio                        %                    %
 ------------------------------------------------------------------------------
 S&P 500(R) Index(1)                              %                    %
 ------------------------------------------------------------------------------


(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

 ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                                                 %
 -------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                                       __%
 -------------------------------------------------------------------------------
 Other expenses*                                                               %
 -------------------------------------------------------------------------------
 Total annual Portfolio operating expenses*                                    %
 -------------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                                     EXPENSES OVER TIME
                         -------------------------------------------
                         1 YEAR      3 YEARS    5 YEARS     10 YEARS
                         -------------------------------------------
                            $           $          $            $
                         -------------------------------------------


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FIXED-INCOME SECURITIES. The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. Most fixed-income securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Portfolio's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Global Research Technology team. Current members of the team include Thomas Bergeron, a Vice President of the Investment Adviser, Kristian Heugh, a Vice President of the Investment Adviser, Mikhail Nirenberg, a Vice President of the Investment Adviser, Alexander Umansky, an Executive Director of the Investment Adviser, and Andrew Xiao, a Vice President of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.75% of daily net assets. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $3 billion; and 0.62% of the portion of daily net assets exceeding $3 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $___ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION

PURCHASES AND SALES OF PORTFOLIO SHARES


Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by ___________________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the discussion in the accompanying prospectus for either the variable annuity or the variable life contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY


VARIABLE INVESTMENT SERIES

THE LIMITED DURATION PORTFOLIO


CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE LIMITED DURATION PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                                              1

The Portfolio             INVESTMENT OBJECTIVE                                                  2
                          PRINCIPAL INVESTMENT STRATEGIES                                       2
                          PRINCIPAL RISKS                                                       3
                          PAST PERFORMANCE                                                      5
                          FEES AND EXPENSES OF THE PORTFOLIO                                    6
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION                            7
                          ADDITIONAL RISK INFORMATION                                           9
                          PORTFOLIO MANAGEMENT                                                 11

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES                              12
                          FREQUENT PURCHASES AND REDEMPTIONS                                   12
                          PRICING FUND SHARES                                                  13
                          PLAN OF DISTRIBUTION                                                 14
                          DISTRIBUTIONS                                                        14
                          TAX CONSEQUENCES                                                     14
                          PORTFOLIO HOLDINGS INFORMATION                                       14
                          ADDITIONAL INFORMATION                                               14

Financial Highlights                                                                           16



                          This PROSPECTUS contains important information about the Limited Duration Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Limited Duration Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE LIMITED DURATION PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Portfolio's portfolio of three years or less.

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO. The Portfolio may also invest up to 5% of its net assets in targeted return index securities ("TRAINs").

OTHER INVESTMENTS. In addition, the Portfolio may invest in foreign securities, asset-backed securities, restricted securities and "junk bonds." The Portfolio may utilize forward foreign currency exchange contracts and may engage in options and futures transactions and swaps.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative


[SIDENOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in value.

apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. Neither the value nor the yield of the U.S. government securities that the Portfolio invests in (or the value or yield of the Portfolio's shares) is guaranteed by the U.S. Government. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Portfolio's investments may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

CMOs. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBSs). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with investments in foreign securities, forward foreign currency exchange contracts and asset-backed securities, TRAINs, restricted securities and "junk bonds," options futures transactions and swaps. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    6.49%
2002    3.81%
2003    1.98%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _________) and the lowest return for a calendar quarter was ___% (quarter ended _________).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                            LIFE OF PORTFOLIO
                                                           PAST 1 YEAR       (SINCE 06/05/00)
---------------------------------------------------------------------------------------------
  The Limited Duration Portfolio                                 %                     %
---------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Credit Index (1-5 Year)(1)                %                     %
---------------------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                                          __%
--------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                                  __%
--------------------------------------------------------------------------------------------
  Other expenses*                                                                          %
--------------------------------------------------------------------------------------------
  Total annual Portfolio operating expenses                                                %
--------------------------------------------------------------------------------------------


* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                               EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                      $           $          $            $
                   -------------------------------------------


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]


ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

FOREIGN SECURITIES. The Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures.

OPTIONS AND FUTURES. The Portfolio may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS") AND RESTRICTED SECURITIES. The Portfolio's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

TARGETED RETURN INDEX SECURITIES ("TRAINs"). Up to 5% of the Portfolio's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]


ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Portfolio.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk may be currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriation, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the

Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

TRAINs. The Portfolio may invest in Targeted Return Index Securities ("TRAINs"), which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144a Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

LOWER RATED FIXED-INCOME SECURITIES AND RESTRICTED SECURITIES. The Portfolio's investments in lower rated fixed-income securities, otherwise known as junk bonds pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolio to sell certain securities.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Taxable Fixed-Income Team. Current members of the team include William Lawrence and Paul O'Brien, Executive Directors of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.45% of the daily net assets. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment
Adviser amounting to   % of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.30% of the daily net assets. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $__ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks fixed-income investments. These amounts are passed along to Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly and capital gains distributions, if any, are declared and paid at least once per year.

[GRAPHIC]

TAX CONSEQUENCES


For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                            Intentionally Left Blank

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by, ___________________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE MONEY MARKET PORTFOLIO


CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE MONEY MARKET PORTFOLIO ARE
BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 CONTENTS


Eligible Investors                                                                      1

The Portfolio                    INVESTMENT OBJECTIVES                                  2
                                 PRINCIPAL INVESTMENT STRATEGIES                        2
                                 PRINCIPAL RISKS                                        2
                                 PAST PERFORMANCE                                       3
                                 FEES AND EXPENSES OF THE PORTFOLIO                     4
                                 ADDITIONAL INVESTMENT STRATEGY INFORMATION             5
                                 PORTFOLIO MANAGEMENT                                   6

Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES                7
                                 FREQUENT PURCHASES AND REDEMPTIONS                     7
                                 PRICING FUND SHARES                                    7
                                 PLAN OF DISTRIBUTION                                   8
                                 DISTRIBUTIONS                                          8
                                 TAX CONSEQUENCES                                       8
                                 PORTFOLIO HOLDINGS INFORMATION                         8
                                 ADDITIONAL INFORMATION                                 8

Financial Highlights                                                                   10



                                 This PROSPECTUS contains important information about the Money Market Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Money Market Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE MONEY MARKET PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks high current income, preservation of capital and liquidity.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.


The Portfolio's investments include the following money market instruments:

- Commercial paper.

- Corporate obligations.

- Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

- Eurodollar certificates of deposit.

- Certificates of deposit of savings banks and savings and loan associations.

- Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities.

- Repurchase agreements, which may be viewed as a type of secured lending by the Portfolio.

The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.


[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, you can lose money by investing in the Portfolio.

Principal risks of investing in the Portfolio are associated with its debt obligation investments. Debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.


[SIDENOTE]

MONEY MARKET

A portfolio having the goal of selecting securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD

The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.

The Investment Adviser actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's current 7-day yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]


ANNUAL TOTAL RETURNS -- CALENDAR YEARS


2001    3.68%
2002    1.08%
2003    0.42%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ___%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ___% (quarter ended ______________) and the lowest return for a calendar quarter was ___% (quarter ended ______________).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                               LIFE OF PORTFOLIO
                                                                 PAST 1 YEAR    (SINCE 06/5/00)
------------------------------------------------------------------------------------------------
  The Money Market Portfolio                          %               %                %
------------------------------------------------------------------------------------------------


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS

This table shows the average annual total returns of the Portfolio's Class Y shares.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                                           %
  -------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                   %
  -------------------------------------------------------------------------
  Other expenses*                                                         %
  -------------------------------------------------------------------------
  Total annual Portfolio operating expenses*                              %
  -------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
               -------------------------------------------
               1 YEAR      3 YEARS    5 YEARS     10 YEARS
               -------------------------------------------
                  $           $          $            $
               -------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

PORTFOLIO MANAGEMENT

The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rate: 0.50% of the portion of daily net assets not exceeding $500 million; 0.425% of portion of daily net assets exceeding $500 million but not exceeding $750 million; and 0.375% of portion of daily net assets exceeding $750 million. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.45% of the portion of daily net assets not exceeding $250 million; 0.375% of the portion of daily net assets exceeding $250 million but not exceeding $750 million; 0.325% of the portion of daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% of the portion of daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% of the portion of daily net assets exceeding $1.5 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.05% reduction in the advisory fee concurrent with the implementation of a 0.05% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $__ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Because, as a money market fund, the Portfolio's principal investment strategy is to maintain a stable share price, frequent purchases and redemptions of Portfolio shares by Portfolio shareholders generally do not present risks for other shareholders of the Portfolio. Therefore, the policies and procedures regulating frequent purchases and redemptions adopted by the Fund's Board of Trustees applicable to the other portfolios of the Fund are not applicable with respect to frequent purchases and redemptions of Portfolio shares. We expect the Portfolio to be used by underlying contract owners and plan participants for short-term investing. However, frequent trading by contract owners and/or plan participants can disrupt management of the Portfolio and raise its expenses. Therefore, we may not accept any request for a purchase when we believe that it is being used for as a tool for market timing and we may bar an insurance company or benefit plan whose underlying contract owners or participants trade excessively from making further purchases for an indefinite period.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid on each day the New York Stock Exchange is open to shareholders as of the close of business the preceding business day and capital gains distributions, if any, are declared and paid at least once per calendar year, net short-term gains may be paid more frequently.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



                                    [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life Contract issued by your company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.



                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE QUALITY INCOME PLUS PORTFOLIO


CLASS Y



MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE QUALITY INCOME PLUS PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVES                                2
                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      3
                          PAST PERFORMANCE                                     7
                          FEES AND EXPENSES OF THE PORTFOLIO                   8
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           9
                          ADDITIONAL RISK INFORMATION                         11
                          PORTFOLIO MANAGEMENT                                13

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES             14
                          FREQUENT PURCHASES AND REDEMPTIONS                  14
                          PRICING FUND SHARES                                 15
                          PLAN OF DISTRIBUTION                                15
                          DISTRIBUTIONS                                       16
                          TAX CONSEQUENCES                                    16
                          PORTFOLIO HOLDINGS INFORMATION                      16
                          ADDITIONAL INFORMATION                              16

Financial Highlights                                                          18



                          This Prospectus contains important information about the Quality Income Plus Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Quality Income Plus Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE QUALITY INCOME PLUS PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVES


The Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the "Investment Adviser," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Adviser. The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

In making investment decisions for the Portfolio, the Investment Adviser considers both domestic and international economic developments, interest rate trends and other factors. The Investment Adviser evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other

[SIDE NOTE]

INCOME

An investment objective having the goal of selecting securities to pay out income.

Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

BORROWING. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.


OTHER INVESTMENTS. The Portfolio may also invest in futures and options, yankee corporate bonds, swaps and targeted return index securities ("TRAINs"). The Portfolio may also utilize forward foreign currency exchange contracts.


[GRAPHIC]


PRINCIPAL RISKS


There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest). Accordingly, a rise in the general level of interest rates may cause the price of the Portfolio's fixed-income securities to fall substantially.

U.S. GOVERNMENT SECURITIES. The U.S. government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration. Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which the Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets.

The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBSs). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

BORROWING. The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with investments in Yankee bonds, options and futures, TRAINs, swaps and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001           9.33%
2002           5.26%
2003           8.09%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS _____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _________) and the lowest return for a calendar quarter was ____% (quarter ended _________).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                               LIFE OF PORTFOLIO
                                                              PAST 1 YEAR      (SINCE 06/05/00)
 -----------------------------------------------------------------------------------------------
 THE QUALITY INCOME PLUS PORTFOLIO                                   %                  %
 -----------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE INDEX(1)                             %                  %
 -----------------------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS

This Chart Shows How the Performance of the Portfolio's Class Y Shares has Varied From Year to Year Over the Past four Calendar Years.

AVERAGE ANNUAL TOTAL RETURNS


This Table Compares the Average Annual Total Returns of the Portfolio's Class Y Shares With Those of an Index That Represents a Broad Measure of Market Performance Over Time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                                 %
 ---------------------------------------------------------------
 Distribution and service (12b-1) fees                       __%
 ---------------------------------------------------------------
 Other expenses*                                               %
 ---------------------------------------------------------------
 Total annual Portfolio operating expenses                     %
 ---------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                          EXPENSES OVER TIME
              --------------------------------------------
              1 YEAR      3 YEARS    5 YEARS     10 YEARS
              --------------------------------------------
                $           $          $            $
              --------------------------------------------


[SIDE NOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]


ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Portfolio's principal investment strategies.

YANKEE BONDS. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). Yankee government bonds are sovereign debt of the issuing government. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Adviser. Yankee corporate bonds are U.S. dollar-denominated debt securities issued by foreign companies.

TARGETED RETURN INDEX SECURITIES ("TRAINs"). The Portfolio may invest up to 10% of the Portfolio's net assets in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

OPTIONS AND FUTURES. The Portfolio may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Portfolio's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objectives.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

                                   *   *   *

YANKEE GOVERNMENTS. Investments in sovereign debt such as Yankee government bonds are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

TRAINs. The Portfolio may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

OPTIONS AND FUTURES. If the Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Portfolio has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Taxable Fixed-Income team. David S. Horowitz, a Managing Director of the Investment Adviser, is a current member of the team.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.50% of the portion of daily net assets not exceeding $500 million and 0.45% of the portion of daily net assets exceeding $500 million. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to __% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of daily net assets not exceeding $500 million; 0.35% of the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% of the portion of the daily net assets exceeding $1.25 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is Widely Recognized as a Leader in the Mutual Fund Industry and Had Approximately $____ Billion in Assets Under Management or Administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only/or to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolios.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid monthly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

(This page has been intentionally left blank.)

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by ________________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE S&P 500 INDEX PORTFOLIO


CLASS Y


MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE S&P 500 INDEX PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS


Eligible Investors                                                                                 1

The Portfolio                    INVESTMENT OBJECTIVE                                              2
                                 PRINCIPAL INVESTMENT STRATEGIES                                   2
                                 PRINCIPAL RISKS                                                   2
                                 PAST PERFORMANCE                                                  3
                                 FEES AND EXPENSES OF THE PORTFOLIO                                4
                                 ADDITIONAL INVESTMENT STRATEGY INFORMATION                        5
                                 ADDITIONAL RISK INFORMATION                                       6
                                 PORTFOLIO MANAGEMENT                                              7

Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES                           8
                                 FREQUENT PURCHASES AND REDEMPTIONS                                8
                                 PRICING FUND SHARES                                               8
                                 PLAN OF DISTRIBUTION                                              9
                                 DISTRIBUTIONS                                                     9
                                 TAX CONSEQUENCES                                                 10
                                 PORTFOLIO HOLDINGS INFORMATION                                   10
                                 ADDITIONALINFORMATION                                            10

Financial Highlights                                                                              12



                                 This PROSPECTUS contains important information about the S&P 500 Index Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the S&P 500 Index Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE S&P 500 INDEX PORTFOLIO


[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500 Index").


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The "Investment Adviser," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the Index. For example, if the common stock of a specific company represents five percent of the Index, the Investment Adviser typically will invest the same percentage of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Portfolio may invest in foreign companies that are included in the S&P 500 Index.

The Investment Adviser seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

In addition, the Portfolio may invest in stock index futures on the S&P 500 Index and Standard & Poor's Depositary Receipts ("SPDRs"). The Portfolio may also make temporary investments in money market instruments to manage cash flows into and out of the Portfolio.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.


[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

INDEX INVESTING. Another risk of investing in the Portfolio arises from its operation as a "passively" managed index Portfolio. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio's portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Adviser will not sell the Portfolio's portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Portfolio (e.g., advisory fee, transfer agency and accounting costs).

The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Portfolio's ability to correlate its performance to the Index also depends to some extent on the size of the Portfolio's portfolio, the size of cash flows into and out of the Portfolio and differences between how and when the Portfolio and the Index are valued. The Investment Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Adviser will determine what additional investment changes may need to be made.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in pursuing the Portfolio's investment strategy, including the Investment Adviser's ability to manage cash flows (primarily from purchases and sales, and distributions from the Portfolio's investments). The Portfolio is also subject to other risks from its other permissible investments, including risks associated with stock index futures, SPDRs and foreign securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001    -12.53%
2002    -22.67%
2003     27.54%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS __%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended _____) and the lowest return for a calendar quarter was __% (quarter ended ____).


[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past six calendar years.

 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                          LIFE OF THE PORTFOLIO
                                           PAST 1 YEAR       (SINCE 06/05/00)
 ------------------------------------------------------------------------------
 The S&P 500 Index Portfolio        %           %                    %
 ------------------------------------------------------------------------------
 S&P 500(R) Index(1)                %           %                    %
 ------------------------------------------------------------------------------


(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

 ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                                          %
 ------------------------------------------------------------------------
 Distribution and service (12b-1) fees                                --%
 ------------------------------------------------------------------------
 Other expenses*                                                        %
 ------------------------------------------------------------------------
 Total annual Portfolio operating expenses                              %
 ------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                     EXPENSES OVER TIME
                         -------------------------------------------
                         1 YEAR      3 YEARS    5 YEARS     10 YEARS
                         -------------------------------------------
                            $           $          $            $
                         -------------------------------------------


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.


ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FOREIGN SECURITIES. The Portfolio may invest in foreign securities that are included in the S&P 500 Index.

STOCK INDEX FUTURES. The Portfolio may invest in stock index futures with respect to the S&P 500 Index. Stock index futures may be used to simulate investment in the S&P 500 Index while retaining a cash balance for Portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

SPDRs. The Portfolio may invest up to 10% of its net assets in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FOREIGN SECURITIES. The Portfolio's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

STOCK INDEX FUTURES. If the Portfolio invests in futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

SPDRS. SPDRs, which the Portfolio may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Portfolio invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Portfolio is managed within the Index team. Kevin Jung, an Executive Director of the Investment Adviser, is a current member of that team.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to supervise the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the annual rate of 0.20% (0.40% prior to May 1, 2004). Effective May 1, 2004, the Investment Adviser agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in the Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the Portfolio and will continue to do so on a permanent basis. Taking the waiver of expenses into account, for the fiscal year ended December 31, 2004, the Portfolio paid $_____ to the Investment Adviser.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.12% of the Portfolio's average daily net assets. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading or mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid at least once per calendar year and capital gains distributions, if any, are declared and paid at least once per year


[GRAPHIC]


TAX CONSEQUENCES


For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class X shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of the Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by ________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from in the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES

THE STRATEGIST PORTFOLIO

CLASS Y


MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE STRATEGIST PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 CONTENTS


Eligible Investors                                                                             1

The Portfolio                    INVESTMENT OBJECTIVE                                          2
                                 PRINCIPAL INVESTMENT STRATEGIES                               2
                                 PRINCIPAL RISKS                                               3
                                 PAST PERFORMANCE                                              6
                                 FEES AND EXPENSES OF THE PORTFOLIO                            7
                                 ADDITIONAL INVESTMENT STRATEGY INFORMATION                    8
                                 ADDITIONAL RISK INFORMATION                                   9
                                 PORTFOLIO MANAGEMENT                                         11

Shareholder Information          PURCHASES AND SALES OF PORTFOLIO SHARES                      12
                                 FREQUENT PURCHASES AND REDEMPTIONS                           12
                                 PRICING FUND SHARES                                          13
                                 PLAN OF DISTRIBUTION                                         14
                                 DISTRIBUTIONS                                                14
                                 TAX CONSEQUENCES                                             14
                                 PORTFOLIO HOLDINGS INFORMATION                               14
                                 ADDITIONAL INFORMATION                                       14

Financial Highlights                                                                          16



                                 This PROSPECTUS contains important information about the Strategist Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Strategist Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life and/or annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE STRATEGIST PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., actively allocates the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the Portfolio, the Investment Adviser allocates the Portfolio's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

Within the equity sector, the Investment Adviser actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.

Within the fixed-income sector of the market, the Investment Adviser seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds.

Within the money market sector of the market, the Investment Adviser seeks to maximize returns by exploiting spreads among short-term instruments.

Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities, U.S. government securities, mortgage-backed securities (including collateralized mortgage obligations), asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.

The Portfolio may invest in futures to facilitate the reallocation of its assets. For example, the Investment Adviser may believe that the Portfolio should increase its fixed-income investments by ten percent and decrease its equity investments by the same amount. The Investment Adviser may consequently purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as S&P 500 Stock Index futures, in equal amounts -- rather than purchase and sell fixed-income and equity securities. The Portfolio may also invest in options on underlying currencies and may invest in put and call options with respect to foreign currencies.

In addition, the Portfolio may invest up to 20% of its net assets in securities issued by foreign governments and foreign private issuers, but not more than 10% of its net assets in securities denominated in a foreign currency. The Portfolio may utilize forward foreign currency exchange contracts and swaps. The Portfolio may also invest up to 10% of its net assets in Targeted Return Index Securities ("TRAINs").

MORTGAGE-BACKED SECURITIES. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. The mortgage-backed securities in which the Portfolio may invest


[SIDENOTE]

TOTAL RETURN

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. These securities may be collateralized by mortgages with fixed, variable or floating rates. They differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specific call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. Each class of CMO has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes with more predictable cash flow will have a lower yield and classes with less predictable cash flow will have a higher yield and greater risk. The Portfolio may invest in any class of CMO.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). The Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

ASSET-BACKED SECURITIES. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. REITs pool investors' funds for investments primarily in commercial real estate properties.

[GRAPHIC]

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Portfolio invests in investment grade bonds, certain of these securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Portfolio is not limited as to the maturities of the fixed-income securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's portfolio securities to fall substantially.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBSs). CMBS are subject to credit risk and prepayment risk. The Portfolio invests in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (E.G., AAA by S&P or Aaa by Moody's). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (E.G., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

CONVERTIBLE SECURITIES. Convertible securities are securities that generally pay interest and may be converted into common stock. The Portfolio's investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REITs. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investments in such company.

OPTIONS AND FUTURES. If the Portfolio invest in options and/or futures, its participation in these markets would subject the Portfolio's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of the stock currency and/or fixed-income markets may be inaccurate, and the adverse consequences to the Portfolio (E.G., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of securities, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are option's negotiated with dealers; there is no secondary market for these investments.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with foreign securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001             -10.40%
2002             -10.11%
2003              25.88%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended ______) and the lowest return for a calendar quarter was ____% (quarter ended ______).

  AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                                                   LIFE OF PORTFOLIO
                                                                 PAST 1 YEAR       (SINCE 06/05/00)
----------------------------------------------------------------------------------------------------
  The Strategist Portfolio                                              %                     %
----------------------------------------------------------------------------------------------------
  S&P 500(R) Index(1)                                                   %                     %
----------------------------------------------------------------------------------------------------
  Lehman Brothers U.S. Government/Credit Index(2)                       %                     %
----------------------------------------------------------------------------------------------------


(1) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of indices that represent a broad measures of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

  ANNUAL PORTFOLIO OPERATING EXPENSES


  Advisory fee*                                              %
--------------------------------------------------------------
  Distribution and service (12b-1) fees                    __%
--------------------------------------------------------------
  Other expenses*                                            %
--------------------------------------------------------------
  Total annual Portfolio operating expenses                  %
--------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                   -------------------------------------------
                   1 YEAR      3 YEARS    5 YEARS     10 YEARS
                   -------------------------------------------
                      $           $          $            $


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

TARGETED RETURN INDEX SECURITIES ("TRAINs"). The Portfolio may invest up to 10% of its net assets in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities. Since TRAINs are also considered high yield securities, investments in TRAINs fall within the limits for investments in "junk bonds."

SWAPS. Swap transactions are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notational amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Portfolio's turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in value of the portfolio. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

TRAINs. The Portfolio may invest in Targeted Return Index Securities ("TRAINs"), which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144a Securities. Investments in certain TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make, or, in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The equity portion of the Portfolio is managed within the Domestic Asset Allocation team. Mark Bavoso, a Managing Director of the Investment Adviser, is a current member of that team. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team. Current members of the team include W. David Armstrong and David S. Horowitz, Managing Directors of the Investment Adviser, and Stefania Perrucci, an Executive Director of the Investment Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.50% of the portion of daily net assets not exceeding $1.5 billion and 0.475% of the portion of daily net assets exceeding $1.5 billion. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $__ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of Portfolio shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealer, or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL
INFORMATION.

                 (This page has been left blank intentionally.)

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by ______________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

PROSPECTUS - APRIL 29, 2005


MORGAN STANLEY

VARIABLE INVESTMENT SERIES


THE UTILITIES PORTFOLIO


CLASS Y


MORGAN STANLEY VARIABLE INVESTMENT SERIES IS A MUTUAL FUND COMPRISED OF 15 SEPARATE PORTFOLIOS, EACH WITH ITS OWN DISTINCTIVE INVESTMENT OBJECTIVE(S) AND POLICIES. IN THIS PROSPECTUS, SHARES OF THE UTILITIES PORTFOLIO ARE BEING OFFERED.

SHARES OF THE PORTFOLIO ARE SOLD EXCLUSIVELY TO CERTAIN LIFE INSURANCE COMPANIES IN CONNECTION WITH PARTICULAR VARIABLE LIFE INSURANCE AND/OR VARIABLE ANNUITY CONTRACTS THEY ISSUE. THE INSURANCE COMPANIES INVEST IN SHARES OF THE PORTFOLIO IN ACCORDANCE WITH INSTRUCTIONS RECEIVED FROM OWNERS OF VARIABLE LIFE INSURANCE OR ANNUITY CONTRACTS.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE VARIABLE LIFE INSURANCE AND/OR ANNUITY CONTRACT ISSUED BY YOUR INSURANCE COMPANY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CONTENTS


Eligible Investors                                                             1

The Portfolio             INVESTMENT OBJECTIVE                                 2
                          PRINCIPAL INVESTMENT STRATEGIES                      2
                          PRINCIPAL RISKS                                      3
                          PAST PERFORMANCE                                     5
                          FEES AND EXPENSES OF THE PORTFOLIO                   6
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION           7
                          ADDITIONAL RISK INFORMATION                          8
                          PORTFOLIO MANAGEMENT                                 9

Shareholder Information   PURCHASES AND SALES OF PORTFOLIO SHARES             10
                          FREQUENT PURCHASES AND REDEMPTIONS                  10
                          PRICING FUND SHARES                                 11
                          PLAN OF DISTRIBUTION                                12
                          DISTRIBUTIONS                                       12
                          TAX CONSEQUENCES                                    12
                          PORTFOLIO HOLDINGS INFORMATION                      12
                          ADDITIONAL INFORMATION                              12

Financial Highlights                                                          14



                          This PROSPECTUS contains important information about the Utilities Portfolio and the Morgan Stanley Variable Investment Series. Please read it carefully and keep it for future reference.

ELIGIBLE INVESTORS


Morgan Stanley Variable Investment Series (the "Fund") is comprised of 15 separate portfolios, each with its own distinct investment objective(s) and policies. In this PROSPECTUS, shares of the Utilities Portfolio (the "Portfolio") are being offered. The Fund's other portfolios are offered through separate prospectuses. The Fund is offered exclusively to life insurance companies in connection with particular variable life insurance and/or variable annuity contracts they offer.

Shares of the Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of variable life insurance and/or variable annuity contracts.

The Fund also offers Class X shares of the Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible variable life insurance and/or annuity contracts. For more information, contact the insurance company offering the accompanying prospectus.

THE UTILITIES PORTFOLIO

[GRAPHIC]

INVESTMENT OBJECTIVE


The Portfolio seeks both capital appreciation and current income.


[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio will normally invest at least 80% of its assets in common stock and other equity securities of companies that are engaged in the utilities industry. A company will be considered to be in the utilities industry if it derives at least 50% of its revenues or earnings from the utilities industry or devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other areas: telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Portfolio's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different types of utilities and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities to buy, hold or sell for the Portfolio, the Investment Adviser considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Adviser makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Adviser believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus contributing to long-term growth of capital.

The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as a pool of power generation assets or other utility assets or utility-related assets, that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

The remaining 20% of the Portfolio's assets may be invested in securities of companies not engaged in the utilities industry, in U.S. government securities issued, or guaranteed as to principal and interest, by the U.S. government or its agencies and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. The Portfolio may also utilize forward foreign currency exchange contracts.


[SIDENOTE]

GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

[GRAPHIC]


PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators often monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated, and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. This can especially be the case for fully or partially deregulated and unregulated utility companies.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Some of the Portfolio's investment grade securities may have speculative credit risk characteristics.

ASSET-BACKED SECURITIES. Asset-backed securities involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Asset-backed securities also have risk characteristics similar to those of mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. As in the case of mortgage-backed securities, prepayments may increase during a period of declining interest rates although other factors, such as changes in power usage or alternative power generation, may also influence prepayment rates.

OTHER RISKS. The performance of the Portfolio also will depend on whether or not the Investment Adviser is successful in applying the Portfolio's investment strategies. The Portfolio is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC]

PAST PERFORMANCE


The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the variable life insurance and/or variable annuity contracts, which would lower the performance for all periods shown.


[CHART]

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

2001                  -25.98%
2002                  -23.08%
2003                   17.17%
2004


THE YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2005 WAS ____%.

During the periods shown in the bar chart, the highest return for a calendar quarter was ____% (quarter ended __________) and the lowest return for a calendar quarter was ____% (quarter ended __________).

 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)



                                                               LIFE OF PORTFOLIO
                                                 PAST 1 YEAR   (SINCE 06/05/00)
 -------------------------------------------------------------------------------
 The Utilities Portfolio                               %               %
 -------------------------------------------------------------------------------
 S&P 500(R) Index(1)                                   %               %
 -------------------------------------------------------------------------------


(1) THE STANDARD AND POOR'S 500(R) INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

[SIDENOTE]

ANNUAL TOTAL RETURNS


This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past four calendar years.


AVERAGE ANNUAL TOTAL RETURNS


This table compares the average annual total returns of the Portfolio's Class Y shares with those of an index that represents a broad measure of market performance over time.

[GRAPHIC]

FEES AND EXPENSES OF THE PORTFOLIO

 ANNUAL PORTFOLIO OPERATING EXPENSES


 Advisory fee*                                                             %
 ---------------------------------------------------------------------------
 Distribution and service (12b-1) fees                                   __%
 ---------------------------------------------------------------------------
 Other expenses*                                                           %
 ---------------------------------------------------------------------------
 Total annual Portfolio operating expenses                                 %
 ---------------------------------------------------------------------------



* EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES (SEE "PORTFOLIO MANAGEMENT").


EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                                  EXPENSES OVER TIME
                     --------------------------------------------
                     1 YEAR      3 YEARS    5 YEARS     10 YEARS
                     --------------------------------------------
                        $           $          $            $
                     --------------------------------------------


[SIDENOTE]

ANNUAL PORTFOLIO OPERATING EXPENSES


These expenses are deducted from the Portfolio's assets. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[ICON TO COME]

ADDITIONAL INVESTMENT STRATEGY INFORMATION


This section provides additional information relating to the Portfolio's principal investment strategies.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 10% of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

INVESTMENT POLICIES. The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, the Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for the Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

[ICON TO COME]

ADDITIONAL RISK INFORMATION


This section provides additional information relating to the principal risks of investing in the Portfolio.

CONVERTIBLE SECURITIES. The Portfolio's investments in convertible securities (which are securities that generally pay interest and may be converted into common stock) may be subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Portfolio may invest up to 5% of its net assets in convertible securities rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated or if foreign currency rates change in a manner different than anticipated by the Investment Adviser, currency contracts could result in a loss or a smaller gain than if the strategy had not been employed. The contracts also may increase the Portfolio's volatility and, thus, could involve a significant risk.

[ICON TO COME]

PORTFOLIO MANAGEMENT


The Fund has retained the Investment Adviser -- Morgan Stanley Investment Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The equity portion of the Portfolio is managed within the Sector Funds Equity/Utilities team. Edward F. Gaylor, an Executive Director of the Investment Adviser is a current member of the team. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team. David S. Horowitz, a Managing Director of the Investment Adviser, is a member of the team.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Portfolio's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Portfolio paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser at the following annual rates: 0.65% of the portion of daily net assets up to $500 million; 0.55% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; and 0.525% of the portion of daily net assets exceeding $1 billion. For the fiscal year ended December 31, 2004, the Portfolio paid total compensation to the Investment Adviser amounting to _____% of the Portfolio's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.57% of the portion of daily net assets not exceeding $500 million; 0.47% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% of the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% of the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% of the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% of the portion of daily net assets exceeding $5 billion. The administrative services previously provided to the Portfolio by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Portfolio with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $__ billion in assets under management or administration as of March 31, 2005.

SHAREHOLDER INFORMATION


PURCHASES AND SALES OF PORTFOLIO SHARES

Shares are offered on each day that the New York Stock Exchange is open for business. The Portfolio offers its shares only to insurance company separate accounts that insurance companies establish to fund variable life insurance and/or variable annuity contracts. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to and from separate accounts.

The Portfolio currently does not foresee any disadvantages to variable product contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer variable life insurance and/or variable annuity products. Nevertheless, the Board of Trustees that oversees the Portfolio intends to monitor events to identify any material irreconcilable conflicts that may arise due to these arrangements and to determine what action, if any, should be taken in response.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners is referred to as "market timing" or "short-term trading" and may present risks for other contract owners with interests in the Portfolio, which may include, among other things, dilution in the value of a Portfolio's shares indirectly held by contract owners with long-term interests in the Portfolio, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may submit instructions for the purchase of shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's net asset value calculation that are likely to result in higher prices in foreign markets the following day.

The market timer would submit instructions to redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Portfolio.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Fund discourages frequent purchases and redemptions of Portfolio shares by its insurance company shareholders. If the Portfolio identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., blocking trading by underlying contract owners implementing a redemption fee, or sending warning letters). If the insurance company refuses to take action, or takes action that the Portfolio deems insufficient, the Portfolio will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Portfolio.


[GRAPHIC]

PRICING FUND SHARES


The price of shares of the Portfolio, called "net asset value," is based on the value of its portfolio securities.

The net asset value per share of the Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Portfolio's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

An exception to the general policy of using market prices concerns the Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC]

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution for the Portfolio in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of the Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows the Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of the Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC]

DISTRIBUTIONS


The Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Portfolio earns income from stocks and interest from fixed-income investments. These amounts are passed along to the Portfolio investors as "income dividend distributions." The Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

Dividends from net investment income are declared and paid quarterly and capital gains distributions, if any, are declared and paid at least once per year.


[GRAPHIC]

TAX CONSEQUENCES

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies and their affiliates in connection with the sale, or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Portfolio's STATEMENT OF ADDITIONAL INFORMATION.

                      This page is intentionally left blank

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolio's Class Y shares for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).


                                    [TO COME]

This information has been audited by _____________, an independent registered public accounting firm, whose report, along with the Portfolio's financial statements, is incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Portfolio's annual report, which is available upon request.

Further information about the performance of the Portfolio is contained in its annual report to shareholders. See the accompanying prospectus for either the variable annuity or the variable life contract issued by your insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.


                                    [TO COME]

MORGAN STANLEY VARIABLE INVESTMENT SERIES


- ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolio, or to make shareholder inquiries, please call (800) 869-NEWS.


- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.


- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's ("SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
     (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

                                                      MORGAN STANLEY
STATEMENT OF ADDITIONAL INFORMATION
                                                      VARIABLE INVESTMENT SERIES

APRIL 29, 2005


     -  THE MONEY MARKET PORTFOLIO
     -  THE LIMITED DURATION PORTFOLIO
     -  THE QUALITY INCOME PLUS PORTFOLIO
     -  THE HIGH YIELD PORTFOLIO
     -  THE UTILITIES PORTFOLIO
     -  THE INCOME BUILDER PORTFOLIO
     -  THE DIVIDEND GROWTH PORTFOLIO
     -  THE GLOBAL DIVIDEND GROWTH PORTFOLIO

     -  THE EUROPEAN EQUITY PORTFOLIO

     -  THE EQUITY PORTFOLIO
     -  THE S&P 500 INDEX PORTFOLIO
     -  THE GLOBAL ADVANTAGE PORTFOLIO
     -  THE AGGRESSIVE EQUITY PORTFOLIO
     -  THE INFORMATION PORTFOLIO
     -  THE STRATEGIST PORTFOLIO


      This STATEMENT OF ADDITIONAL INFORMATION for Morgan Stanley Variable Investment Series (the "Fund") is not a prospectus. The Class X PROSPECTUS and the Class Y PROSPECTUS (each dated April 29, 2005) for each portfolio listed above, provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. PROSPECTUSES may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Morgan Stanley Distributors Inc., or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
Variable Investment Series
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                                            4
  II.  Description of the Fund and Its Investments and Risks                                                   4
       A. Classification                                                                                       4
       B. Eligible Purchasers                                                                                  4
       C. Investment Strategies and Risks                                                                      4
       D. Fund Policies/Investment Restrictions                                                               19
          Portfolio Turnover                                                                                  22
       E. Disclosure of Portfolio Holdings                                                                    22
 III.  Management of the Fund                                                                                 25
       A. Board of Trustees                                                                                   25
       B. Management Information                                                                              25
       C. Compensation                                                                                        32
  IV.  Control Persons and Principal Holders of Securities                                                    35
   V.  Investment Management and Other Services                                                               36
       A. Investment Adviser, Administrator and Sub-Advisor                                                   36
       B. Principal Underwriter                                                                               41
       C. Services Provided by the Investment Adviser, the Administrator and Sub-Advisor                      41
       D. Rule 12b-1 Plan                                                                                     43
       E. Other Service Providers                                                                             44
       F. Codes of Ethics                                                                                     44
       G. Proxy Voting Policies and Procedures and Proxy Voting Record                                        44
       H. Revenue Sharing                                                                                     45
  VI.  Brokerage Allocation and Other Practices                                                               45
       A. Brokerage Transactions                                                                              45
       B. Commissions                                                                                         46
       C. Brokerage Selection                                                                                 48
       D. Directed Brokerage                                                                                  49
       E. Regular Broker-Dealers                                                                              50
 VII.  Capital Stock and Other Securities                                                                     53
VIII.  Purchase, Redemption and Pricing of Shares                                                             54
       A. Purchase/Redemption of Shares                                                                       54
       B. Offering Price                                                                                      54
  IX.  Taxation of the Portfolios and Shareholders                                                            56
   X.  Underwriters                                                                                           57
  XI.  Performance Data                                                                                       57
 XII.  Financial Statements                                                                                   60
XIII.  Fund Counsel                                                                                           60
Appendix A  Morgan Stanley Investment Management Proxy Voting Policy and Procedures                          A-1
Appendix B  Ratings of Corporate Debt Instruments Investments                                                B-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).


     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.


     "CONTRACT" -- Variable annuity contract and/or variable life insurance contract issued by the insurance company.

     "CONTRACT OWNERS" -- Owners of a Contract.


     "CUSTODIAN" -- The Bank of New York for each Portfolio other than the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, and the INFORMATION PORTFOLIO. JPMorgan Chase Bank for the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO and the INFORMATION PORTFOLIO.


     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISOR" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Variable Investment Series, a registered open-end series investment company currently consisting of sixteen Portfolios.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.


     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.


     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "PORTFOLIO(S)" -- The separate investment portfolio(s) of the Fund.


     "SUB-ADVISOR" -- Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley (only applicable to the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO).

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY


     The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the MANAGED ASSETS PORTFOLIO was changed to the STRATEGIST PORTFOLIO. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Variable Investment Series. Effective May 1, 2002, the name of the SHORT-TERM BOND PORTFOLIO was changed to the LIMITED DURATION PORTFOLIO. Effective July 30, 2002, the name of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO was changed to the GLOBAL ADVANTAGE PORTFOLIO. Effective December 30, 2004, the name of the European Growth Portfolio was changed to the EUROPEAN EQUITY PORTFOLIO.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION


     The Fund is an open-end management investment company which currently offers shares of fifteen separate portfolios (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is "diversified" as defined in the Investment Company Act.


B. ELIGIBLE PURCHASERS

     As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

     The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the S&P 500 INDEX PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio's objective.

     With respect to each Portfolio other than the MONEY MARKET PORTFOLIO, the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the STRATEGIST PORTFOLIO, up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     With respect to the INCOME BUILDER PORTFOLIO, up to 10% of the Portfolio's net assets may be invested in synthetic convertible securities and up to 25% of the Portfolio's net assets may be invested in exchangeable convertible securities. While the value of traditional convertible securities is generally based on the common stock of the issuer of that security, synthetic convertible securities are preferred stocks or debt obligations of an issuer, which are combined with an equity factor whose value is based on the value of the common stock of another issuer or a particular benchmark (which may include a foreign issuer, a basket of foreign stocks, or a company whose stock is not yet publicly traded). Unlike traditional convertible securities that are convertible only at the option of the security holder, synthetic convertible securities are often not convertible prior to maturity, at which time their value is paid in cash by the issuer. Synthetic convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Portfolio's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing the Portfolio's securities. Exchangeable convertible securities offer the holder the opportunity of obtaining higher current income than would be available from a traditional equity security issued by the same company, in exchange for reduced participation or a cap on the appreciation that can be realized in the underlying common stock. Unlike traditional convertible securities, in many cases exchangeable convertible securities are convertible into the underlying common stock of the issuer automatically at maturity. Due to this mandatory conversion feature, exchangeable convertible securities may be more volatile than traditional convertible securities.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may each enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the LIMITED DURATION PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may each enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     When the Fund's Investment Adviser believes that a particular foreign currency may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency.

     The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

     When required by law, a Portfolio will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

     DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Porfolios' investment policies, the Portfolios' investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

     OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC (Over-the-Counter) options: the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     COVERED CALL WRITING. Each of the above-named Portfolios is permitted to write covered call options on portfolio securities without limit. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO the AGGRESSIVE EQUITY PORTFOLIO and THE STRATEGIST PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.


     The Portfolio will receive from the purchaser, in return for a call it has written, a "premium," i.e., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

     The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Portfolio's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Portfolio's books.

     Options written by the Portfolio normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying

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security (or currency). A put option is "covered" if the Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Portfolio's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     PURCHASING CALL AND PUT OPTIONS. Each of the LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the INCOME BUILDER PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO, up to 10% of its total assets. Each of the last three listed Portfolios and the INFORMATION PORTFOLIO may purchase stock index options in amounts not exceeding 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.


     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.


     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Adviser or, if applicable, the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


     A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


     STOCK INDEX OPTIONS. Each of the LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO and the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


     RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the

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writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money (the exercise price of the call (put) option is more (less) than the market price of the underlying security), the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.


     FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, on any foreign government fixed-income security and on various currencies, and with respect to each of the ten listed Portfolios that may engage in futures transactions, on such indexes of the United States (and, if applicable, foreign securities) as may exist or come into existence. The S&P 500 INDEX PORTFOLIO may invest in stock index futures.


     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

     MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


     OPTIONS ON FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Investment Adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Portfolio, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in the PROSPECTUS for each Portfolio or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Adviser (and/or if applicable, the Sub-Adviser) may still not result in a successful hedging transaction.


     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.


     COLLATERALIZED MORTGAGE OBLIGATIONS. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.


      Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

     In addition, the LIMITED DURATION PORTFOLIO may invest up to 15% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     The LIMITED DURATION PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater, while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.


     ASSET-BACKED SECURITIES. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.


     Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


     ADDITIONAL INFORMATION CONCERNING THE LIMITED DURATION PORTFOLIO. The LIMITED DURATION PORTFOLIO'S investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc. ("S&P"), Duff and Phelps, Inc. and Fitch Ratings Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

     ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX PORTFOLIO. The S&P 500 INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

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     S&P does not guarantee the accuracy or the completeness of the S&P 500
Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 INDEX PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.


     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the MONEY MARKET PORTFOLIO, whose money market instruments are described in its Prospectus.) Such securities are limited to:


     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan association, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;


     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by S&P or by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees, that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its total assets in the case of each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.


     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Portfolios may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.


     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The LIMITED DURATION PORTFOLIO may also use dollar rolls as part of its investment strategy.


     Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


     Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the QUALITY INCOME PLUS PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO, reverse repurchase agreements may not exceed 10% of the Portfolio's total assets.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts (also known as "REITs"), which pool investors' funds for investments primarily in Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. A REITis not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.


     LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 10% of the Portfolio's total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

     When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio, other than the S&P 500 INDEX PORTFOLIO, may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.


     At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also earmark or establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the S&P 500 INDEX PORTFOLIO, may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Investment Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also earmark or establish a segregated account on the Portfolio's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis, provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

     PRIVATE PLACEMENTS. As a fundamental policy, which may only be changed by the shareholders of the affected Portfolios, each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable.


     As a non-fundamental policy, which may be changed by the Trustees, each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO may invest up to 10% of its total assets in such restricted securities; each of the HIGH YIELD PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the GLOBAL ADVANTAGE PORTFOLIO may invest up to 15% of its total assets in such restricted securities; and each of the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may invest up to 15% of its net assets in such restricted securities. (With respect to these nine Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 10% of the Portfolio's total assets and, as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Portfolios, other than the MONEY MARKET PORTFOLIO and the QUALITY INCOME PLUS PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities, with a limit of up to 2 % of its total assets in warrants that are not listed on the New York or American Stock Exchange. The GLOBAL ADVANTAGE PORTFOLIO may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.


     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


     TARGETED RETURN INDEX SECURITIES. The LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO and the STRATEGIST PORTFOLIO may invest in Targeted Return Index Securities ("TRAINs"), which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINsare not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in TRAINs may have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     SWAPs. The Limited Duration Portfolio, the Quality Plus Fixed Income Portfolio, the High Yield Portfolio and the Strategist Portfolio may invest in swaps. , A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Potfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which a Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Adviser believes such obligations do not constitute "senior securities" under the Investment Company Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     OTHER INVESTMENT VEHICLES. Each of the AGGRESSIVE EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the LIMITED DURATION PORTFOLIO may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which these six Portfolios may participate in certain foreign securities markets. In addition, the S&P 500 PORTFOLIO may acquire shares of other investment companies. As a shareholder in an investment company, a Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment advisory fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies.


D. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

     The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

Each Portfolio MAY NOT:


     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.


     2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks). This restriction does not apply, in the case of the UTILITIES PORTFOLIO, to the utilities industry and, in the case of the INFORMATION PORTFOLIO, to the communications and information industry, in which industries these Portfolios will concentrate, respectively.

     3. Except for the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon; and (ii) the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.


     5. Borrow money (except insofar as each of the LIMITED DURATION PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio's total assets, except in the case of the LIMITED DURATION PORTFOLIO)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the QUALITY INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the QUALITY INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.

     6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)


     7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST

PORTFOLIO of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     8. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.


     9. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO.


     10. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


     11. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.

     12. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     13. Invest for the purposes of exercising control or management of another company.


     14. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Portfolios (or of one or more Portfolios and of other accounts under the investment management of the Investment Adviser) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.

     15. Issue senior securities as defined in the Investment Company Act, except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the QUALITY INCOME PLUS PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO, a reverse repurchase agreement, or, in the case of the LIMITED DURATION PORTFOLIO, a reverse repurchase agreement or a dollar roll); (b) borrowing money in accordance with restrictions described above; (c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.


RESTRICTIONS APPLICABLE TO RESTRICTED AND ILLIQUID SECURITIES

     16. Each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any of these securities to the extent that these, together with other illiquid securities, exceed 10% of the Portfolio's total assets.


     17. Both the UTILITIES PORTFOLIO and the EUROPEAN EQUITY PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN EQUITY PORTFOLIO's net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

The MONEY MARKET PORTFOLIO may not:

     1. Purchase securities for which there are legal or contractual restrictions on resale (I.E., restricted securities).

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE QUALITY INCOME PLUS PORTFOLIO ONLY

     The QUALITY INCOME PLUS PORTFOLIO may not acquire any common stocks except when acquired upon conversion of fixed-income securities. The QUALITY INCOME PLUS PORTFOLIO will attempt to dispose in an orderly fashion of any common stocks acquired under these circumstances.

RESTRICTIONS APPLICABLE TO THE HIGH YIELD PORTFOLIO ONLY

The HIGH YIELD PORTFOLIO may not:

     1. Acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. The HIGH YIELD PORTFOLIO may retain common stocks so acquired, but not in excess of 10% of its total assets.

     2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE DIVIDEND GROWTH PORTFOLIO ONLY

     The DIVIDEND GROWTH PORTFOLIO may not invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

RESTRICTIONS APPLICABLE TO THE EQUITY PORTFOLIO ONLY

The EQUITY PORTFOLIO may not:

     1. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

     3. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     4. Invest in securities of foreign issuers, except for (i) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and (ii) American Depositary Receipts.


PORTFOLIO TURNOVER

     For the fiscal years ended December 31, 2003 and 2004, the portfolio turnover rates of the _______ PORTFOLIO were __% and __%, respectively, and the portfolio turnover rates for the _______ PORTFOLIO were __% and ___%, respectively. These variations resulted from the portfolio managers' responses to varying market conditions during these periods.

E. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

      The Fund makes available on its public website the following portfolio holdings information:

     - Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

     - Top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag (except for the MONEY MARKET PORTFOLIO).

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings under certain exemptions. Third parties eligible for exemptions currently include information exchange subscribers, consultants, fund analysts, portfolio analytics services, third-party service providers and mutual fund rating agencies, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the cusip numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund (such as legal counsel) may receive non-public portfolio holdings information without entering into a nondisclosure agreement.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties: [to come]

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor; or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.


III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES


     The Trustees oversee the management of the Portfolios, but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith, with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                            POSITION(S)   LENGTH OF                                          COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE     REGISTRANT     SERVED*              PAST 5 YEARS**              BY TRUSTEE          BY TRUSTEE
-------------------------- ------------ ------------- ------------------------------------- ----------- ---------------------------
Michael Bozic (64)          Trustee     Since         Private investor; Director or            197      None.
c/o Kramer Levin Naftalis               April 1994    Trustee of the Retail Funds (since
& Frankel LLP                                         April 1994) and the Institutional
Counsel to the                                        Funds (since July 2003); formerly
Independent Trustees                                  Vice Chairman of Kmart Corporation
919 Third Avenue                                      (December 1998-October 2000),
New York, NY 10022-3902                               Chairman and Chief Executive Officer
                                                      of Levitz Furniture Corporation
                                                      (November 1995-November 1998) and
                                                      President and Chief Executive
                                                      Officer of Hills Department Stores
                                                      (May 1991-July 1995); formerly
                                                      variously Chairman, Chief Executive
                                                      Officer, President and Chief
                                                      Operating Officer (1987-1991) of the
                                                      Sears Merchandise Group of Sears,
                                                      Roebuck & Co.

Edwin J.Garn (72)           Trustee     Since         Consultant; Director or Trustee of        197     Director of Franklin Covey
1031 N. Chartwell Court                 January       the Retail Funds (since January 1993)             (time management systems),
Salt Lake City, UT                      1993          and the Institutional Funds (since                BMW Bank of North America,
84103                                                 July 2003); member of the Utah                    Inc. (industrial loan
                                                      Regional Advisory Board of Pacific                corporation), Escrow Bank
                                                      Corp.; formerly Managing Director of              USA (Industrial Loan
                                                      Summit Venture LLC (2000-2004),                   Corporation), United Space
                                                      United States Senator (R-Utah)                    Alliance (joint venture
                                                      (1974-1992) and Chairman, Senate                  between Lockheed Martin and
                                                      Banking Committee (1980-1986), Mayor              the Boeing Company) and
                                                      of Salt Lake City, Utah (1971-1974),              Nuskin Asia Pacific
                                                      Astronaut, Space Shuttle Discovery                (multilevel marketing);
                                                      (April 12-19, 1985), and Vice                     member of the board of
                                                      Chairman, Huntsman Corporation                    various civic and charitable
                                                      (chemical company).                               organizations.

Wayne E. Hedien (70)        Trustee     Since         Retired; Director or Trustee of the     197       Director of The PMI Group
c/o Kramer Levin Naftalis               September     Retail Funds (since September 1997)               Inc. (private mortgage
& Frankel LLP                           1997          and the Institutional Funds (since                insurance); Trustee and
Counsel to the                                        July 2003); formerly associated with              Vice Chairman of The Field
Independent Trustees                                  the Allstate Companies (1966-1994),               Museum of Natural History;
919 Third Avenue                                      most recently as Chairman of The                  director of various other
New York, NY 10022-3902                               Allstate Corporation (March 1993-                 business and charitable
                                                      December 1994) and Chairman and                   organizations.
                                                      various other business Chief
                                                      Executive Officer of its wholly-
                                                      and charitable owned subsidiary,
                                                      Allstate Insurance Organizations.
                                                      Company (July 1989-December 1994).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                            POSITION(S)   LENGTH OF                                          COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH      TIME          PRINCIPAL OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE     REGISTRANT     SERVED*              PAST 5 YEARS**              BY TRUSTEE           BY TRUSTEE
-------------------------- ------------ ------------- ------------------------------------- -----------  ---------------------------
Dr.Manuel H. Johnson       Trustee      Since         Senior Partner, Johnson Smick            197      Director of NVR, Inc.
(56)                                    July 1991     International, Inc., a consulting                 (home construction);
c/o Johnson Smick                                     firm; Chairman of the Audit                       Director of KFX Energy;
International, Inc.                                   Committee and Director or Trustee of              Director of RBS Greenwich
2099 Pennsylvania                                     the Retail Funds (since July 1991)                Capital Holdings
Avenue, N.W.                                          and the Institutional Funds (since                (financial holding
Suite 950                                             July 2003); Co-Chairman and a founder             company).
Washington, D.C. 20006                                of the Group of Seven Council (G7C),
                                                      an international economic
                                                      commission; formerly Vice Chairman
                                                      of the Board of Governors of the
                                                      Federal Reserve System and Assistant
                                                      Secretary of the U.S. Treasury.

Joseph J. Kearns (62)      Trustee      Since         President, Kearns & Associates LLC        198     Director of Electro Rent
c/o Kearns & Associates                 July 2003     (investment consulting); Deputy                   Corporation (equipment
LLC                                                   Chairman of the Audit Committee and               leasing), The Ford Family
PMB754                                                Director or Trustee of the Retail                 Foundation, and the
23852 Pacific                                         Funds (since July 2003) and the                   UCLA Foundation.
Coast Highway                                         Institutional Funds (since
Malibu, CA 90265                                      August 1994); previously Chairman of
                                                      the Audit Committee of the
                                                      Institutional Funds (October 2001-
                                                      July 2003); formerly CFO of the
                                                      J. Paul Getty Trust.

Michael E. Nugent (68)     Trustee      Since         General Partner of Triumph Capital,      197      Director of various
c/o Triumph Capital, L.P.               July 1991     L.P, a private investment                         business organizations.
445 Park Avenue                                       partnership; Chairman of the
New York, NY 10022                                    Insurance Committee and Director or
                                                      Trustee of the Retail Funds (since
                                                      July 1991) and the Institutional
                                                      Funds (since July 2001); formerly
                                                      Vice President, Bankers Trust
                                                      Company and BT Capital Corporation
                                                      (1984-1988).

Fergus Reid (72)           Trustee      Since         Chairman of Lumelite Plastics            198      Trustee and Director of
c/o Lumelite Plastics                   July 2003     Corporation; Chairman of the                      certain investment
Corporation                                           Governance Committee and Director                 companies in the JPMorgan
85 Charles Colman Blvd.                               or Trustee of the Retail Funds (since             Funds complex managed by
Pawling, NY 12564                                     July 2003) and the Institutional Funds            J.P. Morgan Investment
                                                      (since June 1992).                                Management Inc.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                                                                              COMPLEX
                            POSITION(S)   LENGTH OF                                         OVERSEEN BY
 NAME, AGE AND ADDRESS OF    HELD WITH      TIME          PRINCIPAL OCCUPATION(S)DURING      MANAGEMENT  OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT     SERVED*              PAST 5 YEARS**                TRUSTEE           BY TRUSTEE
-------------------------- ------------ ------------- ------------------------------------- ----------- ---------------------------
Charles A. Fiumefreddo     Chairman     Since         Chairman and Director or Trustee of        197    None.
(71)                       of the       July 1991     the Retail Funds (since July 1991)
c/o Morgan Stanley Trust   Board                      and the Institutional Funds (since
Harborside Financial       and                        July 2003); formerly Chief Executive
Center,                    Trustee                    Officer of the Retail Funds (until
Plaza Two,                                            September 2002).
Jersey City, NJ 07311

James F. Higgins (56)      Trustee      Since         Director or Trustee of the Retail          197    Director of AXA Financial,
c/o Morgan Stanley Trust                June          Funds (since June 2000) and the                   Inc. and The Equitable
Harborside Financial                    2000          Institutional Funds (since                        Life Assurance Society of
Center,                                               July 2003); Senior Advisor of Morgan              the United States
Plaza Two,                                            Stanley (since August 2000); Director             (financial services).
Jersey City, NJ 07311                                 of the Distributor and Dean Witter
                                                      Realty Inc.; previously President
                                                      and Chief Operating Officer of the
                                                      Private Client Group of Morgan
                                                      Stanley (May 1999-August 2000), and
                                                      President and Chief Operating
                                                      Officer of Individual Securities of
                                                      Morgan Stanley (February
                                                      1997-May 1999).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                POSITION(S)        LENGTH
  NAME, AGE AND ADDRESS OF       HELD WITH         OF TIME                           PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER           REGISTRANT        SERVED*                                  PAST 5 YEARS**
----------------------------  ---------------  -------------------  ----------------------------------------------------------
Mitchell M. Merin (51)        President        Since May 1999       President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                         Investment Management Inc.; President, Director and
New York, NY 10020                                                  Chief Executive Officer of the Investment Adviser and the
                                                                    Administrator; Chairman and Director of the Distributor;
                                                                    Chairman and Director of the Transfer Agent; Director of
                                                                    various Morgan Stanley subsidiaries; President of the
                                                                    Institutional Funds (since July 2003) and President of the
                                                                    Retail Funds (since May 1999); Trustee (since July 2003) and
                                                                    President (since December 2002) of the Van Kampen
                                                                    Closed-End Funds; Trustee (since May 1999) and President
                                                                    (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (66)        Executive Vice   Since April 2003     Principal Executive Officer of funds in the Fund complex
1221 Avenue of the Americas   President and                         (since May 2003); Managing Director of Morgan
New York, NY 10020            Principal                             Stanley & Co. Incorporated, Morgan Stanley Investment
                              Executive                             Management Inc. and Morgan Stanley; Managing Director,
                              Officer                               Chief Administrative Officer and Director of the
                                                                    Investment Adviser and the Administrator; Director of the
                                                                    Transfer Agent; Managing Director and Director of the
                                                                    Distributor; Executive Vice President and Principal
                                                                    Executive Officer of the Institutional Funds (since July
                                                                    2003); Director of Morgan Stanley SICAV (since May 2004);
                                                                    previously President and Director of the Retail Funds
                                                                    (March 2001-July 2003) and the Retail Fund (since April
                                                                    2003); and Chief Global Operations Officer and Managing
                                                                    Director of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62)      Vice President   Since July 1995      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                         Investment Adviser and Morgan Stanley Investment
New York, NY 10020                                                  Management Inc.; Director of the Transfer Agent; Chief
                                                                    Investment Officer of the Van Kampen Funds; Vice
                                                                    President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Barry Fink (50)               Vice President   Since February 1997  General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                                         (since December 2000) of Morgan Stanley Investment
New York, NY 10020                                                  Management; Managing Director (since December 2000),
                                                                    Secretary (since February 1997) and Director of the
                                                                    Investment Adviser and the Administrator (since July
                                                                    1998); Vice President of the Retail Funds; Assistant
                                                                    Secretary of Morgan Stanley Dw; Vice President of the
                                                                    Institutional Funds (since July 2003); Managing Director,
                                                                    Secretary and Director of the Distributor; previously
                                                                    Secretary (February 1997-July 2003) of the Retail Funds
                                                                    and General Counsel (February 1997-April 2004) of the
                                                                    Retail Funds; Vice President and Assistant General
                                                                    Counsel of the Investment Adviser and the Administrator
                                                                    (February 1997-December 2001).

Amy R. Doberman (43)          Vice President   Since July 2004      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                         Management; Managing Director of Morgan Stanley
New York, NY 10020                                                  Investment Management Inc. and the Investment Adviser;
                                                                    Vice President of the Institutional and Retail Funds
                                                                    (since July 2004); Vice President of the Van Kampen Funds
                                                                    (since August 2004); previously, Managing Director and
                                                                    General Counsel -- Americas, UBS Global Asset Management
                                                                    (July 2000-July 2004) and General Counsel, Aeltus
                                                                    Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41)             Chief            Since October 2004   Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas   Compliance                            Morgan Stanley Investment Management (since
New York, NY 10020            Officer                               October 2004); Executive Director of the Investment
                                                                    Adviser and Morgan Stanley Investment Management
                                                                    Inc.; formerly Assistant Secretary and Assistant
                                                                    General Counsel of the Morgan Stanley Retail Funds.


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                POSITION(S)        LENGTH
  NAME, AGE AND ADDRESS OF       HELD WITH         OF TIME                           PRINCIPAL OCCUPATION(s) DURING
     EXECUTIVE OFFICER           REGISTRANT        SERVED*                                  PAST 5 YEARS**
----------------------------  ---------------  -------------------  ----------------------------------------------------------
Stefanie V. Chang (38)        Vice President   Since July 2003      Executive Director of Morgan Stanley& Co., Morgan
1221 Avenue of the Americas                                         Stanley Investment Management Inc. and the Investment
New York, NY 10020                                                  Adviser and Vice President of the Institutional Funds
                                                                    and the Retail Funds (since July 2003); formerly practiced law with the New York law Firm of Rogers & Wells (now
                                                                    Clifford Chance US LLP).

Francis J. Smith (39)         Treasurer and    Treasurer since      Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust      Chief Financial  July 2003 and Chief  Administrator (since December 2001); previously Vice
Harbor side Financial Center, Officer          Financial Officer    President of the Retail Funds (September 2002-
Plaza Two,                                     since                July 2003); Vice President of the Investment Adviser
Jersey City, NJ 07311                          September 2002       and the Administrator  (August 2000-November 2001)
                                                                    and Senior Manager at PricewaterhouseCoopers LLP
                                                                    (January 1998-August 2000).

Thomas F. Caloia (58)         Vice President   Since July 2003      Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                            Treasurer of the Investment Adviser, the Distributor and
Harborside Financial Center,                                        the Administrator; previously Treasurer of the Retail
Plaza Two,                                                          Funds (April 1989-July 2003); formerly First Vice President
Jersey City, NJ 07311                                               of the Investment Adviser, the Distributor and the
                                                                    Administrator.

Mary E. Mullin (37)           Secretary        Since July 2003      Executive Director of Morgan Stanley& Co. Incorporated,
1221 Avenue of the Americas                                         Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                  Investment Adviser; Secretary of the Institutional Funds
                                                                    and (since July 2003) the Retail Funds; formerly
                                                                    practiced law with the New York law firms of McDermott,
                                                                    Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Daniel Burton, Marilyn K. Cranney, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin and Sheldon Winicour.

      For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.



                                                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                         ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                         DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
   NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2004)                  (AS OF DECEMBER 31, 2004)
-----------------------  ----------------------------------------------  ----------------------------------------------
INDEPENDENT:

Michael Bozic                                 None                                      over $100,000
Edwin J. Garn                                 None                                      over $100,000
Wayne E. Hedien                               None                                      over $100,000
Dr. Manuel H. Johnson                         None                                      over $100,000
Joseph J. Kearns(1)                           None                                      over $100,000
Michael E. Nugent                             None                                      over $100,000
Fergus Reid(1)                                None                                      over $100,000

INTERESTED:

Charles A. Fiumefreddo                        None                                      over $100,000
James F. Higgins                              None                                      over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2004, Messrs. Kearns and Reid had deferred a total of $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.


     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended December 31, 2004, the Audit Committee held ___ meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committees is an "interested person," as defined under the Investment Company Act, of the Fund. Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of all of the Funds is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended December 31, 2004, the Governance Committee held __ meetings.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were ___ meetings of the Board of Trustees of the Fund held during the fiscal year ended December 31, 2004. The Independent Trustees of the Fund also met ___ times during that time, in addition to the ___ meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund's fiscal year ended December 31, 2004, the Insurance Committee held ___ meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.


C. COMPENSATION


     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an

Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended December 31, 2004.


                                FUND COMPENSATION


                                                                           AGGREGATE
                                                                          COMPENSATION
NAME OF TRUSTEE                                                            FROM FUND
---------------                                                           ------------
Michael Bozic(1) (3)                                                           $
Charles A. Fiumefreddo*(2)
Edwin J. Garn(1) (3)
Wayne E. Hedien(1) (2)
James F. Higgins*
Dr. Manuel H. Johnson(1)
Joseph J. Kearns(1) (4)
Michael E. Nugent(1) (2)
Fergus Reid(1) (3)


----------

* Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4)  The total amount of deferred compensation under the DC Plan and the Prior
     DC Plan (including interest) payable or accrued by Mr. Kearns was $    .

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.


                       CASH COMPENSATION FROM FUND COMPLEX


                                                       NUMBER OF PORTFOLIOS
                                                            IN THE FUND         TOTAL COMPENSATION
                                                           COMPLEX FROM            FROM THE FUND
                                                         WHICH THE TRUSTEE       COMPLEX PAYABLE
NAME OF TRUSTEE                                        RECEIVED COMPENSATION        TO TRUSTEES
---------------                                        ---------------------    ------------------
Michael Bozic                                                    197               $   178,000
Charles A. Fiumefreddo*                                          197                   360,000
Edwin J. Garn                                                    197                   178,000
Wayne E. Hedien                                                  197                   178,000
James F. Higgins*                                                197                         0
Dr. Manuel H. Johnson                                            197                   238,000
Joseph J. Kearns(1)                                              198                   219,903
Michael E. Nugent                                                197                   208,000
Fergus Reid(1)                                                   198                   221,376


----------

* Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) Includes amounts deferred at the election of Trustee under the DC Plan and Prior DC Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $584,856 and $667,002, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2004 and the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees from the Fund for the fiscal year ended December 31, 2004 and from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                                          RETIREMENT BENEFITS ACCRUED AS      ESTIMATED ANNUAL BENEFITS UPON
                                                   FUND EXPENSES                       RETIREMENT(1)
                                          ------------------------------      -------------------------------
                                              BY THE    BY ALL ADOPTING          FROM THE   FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                   FUND           FUNDS                FUND            FUNDS
---------------------------               ------------  ----------------      ------------  -----------------
Michael Bozic                                  $           $  19,437               $           $  46,871
Edwin J. Garn                                                 28,779                              46,917
Wayne E. Hedien                                               37,860                              40,020
Dr. Manuel H. Johnson                                         19,701                              68,630
Michael E. Nugent                                             35,471                              61,377


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


     In addition, as a result of the liquidation of one of the Adopting Funds in 2004, the Fund's Independent Trustees received a lump sum benefit payment as follows:



                                                                                    LUMP SUM
NAME OF INDPENDENT TRUSTEE                                                       BENEFIT PAYMENT
--------------------------                                                       ---------------
Michael Bozic                                                                       $  3,639
Edwin J. Garn                                                                       $  6,935
Wayne E. Hedien                                                                     $  5,361
Dr. Manuel H. Johnson                                                               $  2,915
Michael E. Nugent                                                                   $  6,951


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of April 1, 2005, Allstate Life Insurance Company ("Allstate"), Allstate Life Insurance Company of New York ("Allstate NY"), and Paragon Life Insurance Company ("Paragon") owned [5% or more] of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.

     The address of Allstate is 3100 Sanders Road, Northbrook, IL 60062. The address of Allstate NY is 100 Motor Parkway, Suite 132, Hauppauge, NY 11788-5107. The address of Paragon is 100 South Brentwood, St. Louis, MO 63105.

     Allstate, Allstate New York and Paragon owned the shares of each Class of each Portfolio of the Fund in the following percentages as of April 1, 2005:



CLASS/PORTFOLIO                                                     ALLSTATE   ALLSTATE NY  PARAGON
---------------                                                     --------   -----------  -------
Class X: The Money Market Portfolio                                     %           %           %
Class Y: The Money Market Portfolio                                     %           %         --
Class X: The Limited Duration Portfolio                                 %           %         --
Class Y: The Limited Duration Portfolio                                 %           %         --
Class X: The Quality Income Plus Portfolio                              %           %           %
Class Y: The Quality Income Plus Portfolio                              %           %         --
Class X: The High Yield Portfolio                                       %           %           %
Class Y: The High Yield Portfolio                                       %           %         --
Class X: The Utilities Portfolio                                        %           %           %
Class Y: The Utilities Portfolio                                        %           %         --
Class X: The Income Builder Portfolio                                   %           %           %
Class Y: The Income Builder Portfolio                                   %           %         --
Class X: The Dividend Growth Portfolio                                  %           %           %
Class Y: The Dividend Growth Portfolio                                  %           %         --
Class X: The Global Dividend Growth Portfolio                           %           %           %
Class Y: The Global Dividend Growth Portfolio                           %           %         --
Class X: The European Equity Portfolio                                  %           %           %
Class Y: The European Equity Portfolio                                  %           %         --
Class X: The Equity Portfolio                                           %           %           %
Class Y: The Equity Portfolio                                           %           %         --
Class X: The S&P 500 Index Portfolio                                    %           %         --
Class Y: The S&P 500 Index Portfolio                                    %           %         --
Class X: The Global Advantage Portfolio                                 %           %           %
Class Y: The Global Advantage Portfolio                                 %           %         --
Class X: The Aggressive Equity Portfolio                                %           %         --
Class Y: The Aggressive Equity Portfolio                                %           %         --
Class X: The Information Portfolio                                      %           %         --
Class Y: The Information Portfolio                                      %           %
Class X: The Strategist Portfolio                                       %           %           %
Class Y: The Strategist Portfolio                                       %           %         --


V. INVESTMENT MANAGEMENT AND OTHER SERVICES


A. INVESTMENT ADVISER AND SUB-ADVISER

     The Investment Adviser to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Effective August 11, 2003, Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") entered into a new Sub-Advisory Agreement with Morgan Stanley Investment Management Limited ("MSIM Limited") in respect of the EUROPEAN GROWTH PORTFOLIO, thereby replacing the Sub-Advisory Agreement between the Investment Adviser and Morgan Stanley Investment Management Inc. in respect of the EUROPEAN GROWTH PORTFOLIO. Also effective August 11, 2003, the Investment Adviser entered into new Sub-Advisory Agreements with MSIM Limited in respect of the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO.

     The Sub-Advisor to the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO is Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, whose address is 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

     Prior to November 1, 2004, pursuant to an investment management agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rates to the net assets of each Portfolio determined as of the close of each business day.



NAME OF PORTFOLIO                                    INVESTMENT MANAGEMENT FEE RATES
------------------------------------      -----------------------------------------------------
The Money Market Portfolio                0.50% of net assets up to $500 million;
                                          0.425% of net assets exceeding $500 million
                                          but not exceeding $750 million; and
                                          0.375% of net assets exceeding $750 million
The Limited Duration Portfolio            0.45% of net assets
The Quality Income Plus Portfolio         0.50% of net assets up to $500 million and
                                          0.45% of net assets exceeding $500 million
The High Yield Portfolio                  0.50% of net assets up to $500 million and
                                          0.425% of net assets exceeding $500 million
The Utilities Portfolio                   0.65% of net assets up to $500 million;
                                          0.55% of net assets exceeding $500 million
                                          but not exceeding $1 billion; and
                                          0.525% of net assets exceeding $1 billion
The Income Builder Portfolio              0.75% of net assets
The Dividend Growth Portfolio             0.625% of net assets up to $500 million;
                                          0.50% of net assets exceeding $500 million
                                          but not exceeding $1 billion;
                                          0.475% of net assets exceeding $1 billion
                                          but not exceeding $2 billion;
                                          0.45% of net assets exceeding $2 billion
                                          but not exceeding $3 billion; and
                                          0.425% of net assets exceeding $3 billion
The Global Dividend Growth Portfolio      0.75% of net assets up to $1 billion and
                                          0.725% of net assets exceeding $1 billion
The European Growth Portfolio             0.95% of net assets up to $500 million and
                                          0.90% of net assets exceeding $500 million
The Equity Portfolio                      0.50% of net assets up to $1 billion;
                                          0.475% of net assets exceeding $1 billion
                                          but not exceeding $2 billion; and
                                          0.450% of net assets exceeding $2 billion
The S&P 500 Index Portfolio               0.20% of net assets(1)
The Global Advantage Portfolio            0.65% of net assets
The Aggressive Equity Portfolio           0.75% of net assets
The Information Portfolio                 0.75% of net assets
The Strategist Portfolio                  0.50% of net assets up to $1.5 billion and
                                          0.475% of net assets exceeding $1.5 billion


----------

(1) Effective May 1, 2004, the Investment Adviser reduced the compensation provided for under its Management Agreement from 0.40% to 0.20% of the Portfolio's average daily net assets and has permanently undertaken to cap total expenses of the Portfolio (other than brokerage and 12b-1 fees) at 0.40% of average daily net assets.

     The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee by applying the annual rate to the net assets of each Portfolio determined as of the close of each business day.



NAME OF PORTFOLIO                                    INVESTMENT MANAGEMENT FEE RATES
-----------------                         -----------------------------------------------------
The Money Market Portfolio                0.45% of the portion of daily net assets not
                                          exceeding $250 million; 0.375% of the portion of
                                          daily net assets exceeding $250 million but not
                                          exceeding $750 million; 0.325% of the portion of
                                          daily net assets exceeding $750 million but not
                                          exceeding $1.25 billion; 0.30% of the portion of
                                          daily net assets exceeding $1.25 billion but not
                                          exceeding $1.5 billion; and 0.275% of the portion
                                          of daily net assets exceeding $1.5 billion.
The Limited Duration Portfolio            0.30% of the daily net assets
The Quality Income Plus Portfolio         0.42% of the portion of the daily net assets not
                                          exceeding $500 million; 0.35% of the portion of
                                          the daily net assets exceeding $500 million but not
                                          exceeding $1.25 billion; and 0.22% of the portion of
                                          the daily net assets exceeding $1.25 billion.
The High Yield Portfolio                  0.42% of the portion of daily net assets not
                                          exceeding $500 million; 0.345% of the portion of
                                          daily net assets exceeding $500 million but not
                                          exceeding $750 million; 0.295% of the portion of
                                          daily net assets exceeding $750 million but not
                                          exceeding $1 billion; 0.27% of the portion of daily
                                          net assets exceeding $1 billion but not exceeding
                                          $2 billion; 0.245% of the portion of daily net assets
                                          exceeding $2 billion but not exceeding $3 billion;
                                          and 0.22% of the portion of daily net assets
                                          exceeding $3 billion.
The Utilities Portfolio                   0.57% of the portion of daily net assets not
                                          exceeding $500 million; 0.47% of the portion of
                                          daily net assets exceeding $500 million but not
                                          exceeding $1 billion; 0.445% of the portion of
                                          daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.42% of the portion of
                                          daily net assets exceeding $1.5 billion but not
                                          exceeding $2.5 billion; 0.395% of the portion of
                                          daily net assets exceeding $2.5 billion but not
                                          exceeding $3.5 billion; 0.37% of the portion of
                                          daily net assets exceeding $3.5 billion but not
                                          exceeding $5 billion; and 0.345% of the portion of
                                          daily net assets exceeding $5 billion.
The Income Builder Portfolio              0.67% of the portion of the net assets not
                                          exceeding $500 million; and 0.645% of the portion
                                          of daily net assets exceeding $500 million.
The Dividend Growth Portfolio             0.545% of the portion of daily net assets not
                                          exceeding $250 million; 0.42% of the portion of
                                          daily net assets exceeding $250 million but not
                                          exceeding $1 billion; 0.395% of the portion of daily
                                          net assets exceeding $1 billion but not exceeding $2
                                          billion; and 0.37% of the portion of daily net assets
                                          exceeding $2 billion.

NAME OF PORTFOLIO                                   INVESTMENT MANAGEMENT FEE RATES
------------------------------------      -----------------------------------------------------
The Global Dividend Growth Portfolio      0.67% of the portion of the daily net assets not
                                          exceeding $1 billion; 0.645% of the portion of the
                                          daily net assets exceeding $1 billion but not
                                          exceeding $1.5 billion; 0.62% of the portion of the
                                          daily net assets exceeding $1.5 billion but not
                                          exceeding $2.5 billion; 0.595% of the portion of the
                                          daily net assets exceeding $2.5 billion but not
                                          exceeding $3.5 billion; 0.57% of the portion of the
                                          daily net assets exceeding $3.5 billion but not
                                          exceeding $4.5 billion; and 0.545% of the portion of
                                          the daily net assets exceeding $4.5 billion.
The European Growth Portfolio             0.87% of the portion of daily net assets not
                                          exceeding $500 million; 0.82% of the portion of
                                          daily net assets exceeding $500 million but not
                                          exceeding $2 billion; 0.77% of the portion of daily
                                          net assets exceeding $2 billion but not exceeding $3
                                          billion; and 0.745% of the portion of daily net
                                          assets exceeding $3 billion.
The Equity Portfolio                      0.42% of the portion of the daily net assets not
                                          exceeding $1 billion; 0.395% of the portion of the
                                          daily net assets exceeding $1 billion but not
                                          exceeding $2 billion; and 0.37% of the portion of the
                                          daily net assets exceeding $2 billion.
The S&P 500 Index Portfolio               0.12% of the daily net assets.
                                          The Investment Adviser has agreed to cap the
                                          Portfolio's operating expenses (except for brokerage
                                          and 12b-1 fees) by assuming the Portfolio's "other
                                          expenses" and/or waiving its fees under the
                                          Investment Advisory Agreement and the Administration
                                          Agreement to the extent such operating expenses
                                          exceed on an annualized basis 0.40% of the average
                                          daily net assets of the Portfolio, which may reduce
                                          the fees under the Investment Advisory Agreement and
                                          the Administration Agreement below 0.20% of the
                                          Portfolio's average daily net assets.
The Global Advantage Portfolio            0.57% of the portion of the daily net assets not
                                          exceeding $1.5 billion; and 0.545% of the portion
                                          of the daily net assets exceeding $1.5 billion.
The Aggressive Equity Portfolio           0.67% of the portion of daily net assets not
                                          exceeding $500 million; 0.645% of the portion of
                                          daily net assets exceeding $500 million but not
                                          exceeding $2 billion; 0.62% of the portion of daily
                                          net assets exceeding $2 billion but not exceeding $3
                                          billion; and 0.595% of the portion of daily net
                                          assets exceeding $3 billion.
The Information Portfolio                 0.67% of the portion of daily net assets not
                                          exceeding $500 million; 0.645% of the portion of
                                          daily net assets exceeding $500 million but not
                                          exceeding $3 billion; and 0.62% of the portion of
                                          daily net assets exceeding $3 billion.

NAME OF PORTFOLIO                                  INVESTMENT MANAGEMENT FEE RATES
-----------------                         -------------------------------------------------
The Strategist Portfolio                  0.42% of the portion of the daily net assets not
                                          exceeding $1.5 billion; and 0.395% of the portion
                                          of the daily net assets exceeding $1.5 billion.



     The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     For the fiscal years ended December 31, 2002, 2003 and 2004, the Investment Adviser accrued compensation under the Investment Advisory Agreement and the prior Management Agreement as follows:



                                                                    COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                               ENDED DECEMBER 31,
                                                                  ---------------------------------------------
NAME OF PORTFOLIO                                                     2002            2003            2004
-----------------                                                 -------------   -------------   -------------
The Money Market Portfolio                                        $   2,714,244   $   2,181,869   $
The Limited Duration Portfolio                                          429,949         823,570
The Quality Income Plus Portfolio                                     2,530,679       2,638,454
The High Yield Portfolio                                                309,798         374,498
The Utilities Portfolio                                               1,707,009       1,286,270
The Income Builder Portfolio                                            504,889         553,630
The Dividend Growth Portfolio                                         6,244,877       5,121,875
The Global Dividend Growth Portfolio                                  1,978,338       1,708,092
The European Equity Portfolio                                         2,643,266       1,970,388
The Equity Portfolio                                                  4,387,026       3,404,846
The S&P 500 Index Portfolio                                             768,237         834,257
The Global Advantage Portfolio                                          235,208         190,822
The Aggressive Equity Portfolio                                         539,673         461,157
The Information Portfolio                                                66,017          86,124
The Strategist Portfolio                                              2,493,841       2,199,426
                                                                  -------------   -------------   -------------
     Total                                                        $  34,952,465   $  27,880,251   $
                                                                  =============   =============   =============



     Under Sub-Advisory Agreements (the "Sub-Advisory Agreements") between the Sub-Adviser and the Investment Adviser respecting the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, the Sub-Adviser provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Adviser. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net management fees the Investment Adviser receives from the Fund in respect of each of the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO.

     For the fiscal year ended December 31, 2002 and for the period January 1, 2003 through August 10, 2003, the former sub-adviser, Morgan Stanley Investment Management Inc., with respect to the EUROPEAN EQUITY PORTFOLIO, accrued compensation under the former sub-advisory agreement with the Investment Adviser as follows:



                                                                                                 FOR THE PERIOD
                                                                                               JANUARY 1, 2003  -
NAME OF PORTFOLIO                                                                    2002        AUGUST 10, 2003
-----------------                                                               -------------  ------------------
The European Equity Portfolio                                                   $   1,057,306     $     467,207

     For the period August 11, 2003 through December 31, 2003 and for the fiscal year ended December 31, 2004, the sub-adviser, Morgan Stanley Investment Management Limited, with respect to the EUROPEAN EQUITY PORTFOLIO, GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, accrued compensation under the respective sub-advisory agreements with the Investment Adviser as follows:



                                                                              FOR THE PERIOD
                                                                            AUGUST 11, 2003  -
NAME OF PORTFOLIO                                                            DECEMBER 31, 2003       2004
-----------------                                                           ------------------    ----------
The European Equity Portfolio                                                  $     320,948      $
The Global Advantage Portfolio                                                        36,510
The Global Dividend Growth Portfolio                                                 288,186



     In approving the advisory agreements and (in the case of the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO) the Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser and the Sub-Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Adviser's expenses in providing the services, the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. [KRAMER LEVIN RIDER TO FOLLOW] The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the advisory agreements and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT ADVISER, THE ADMINISTRATOR AND THE SUB-ADVISER

     Each Portfolio has retained the Investment Adviser to provide administrative services, manage its business affairs and (except for the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO has retained the Investment Adviser to supervise the investment of its assets.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Investment Adviser, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     The services provided by the Sub-Adviser are discussed above under "Investment Adviser and Sub-Adviser."

     Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement, or by the Administrator under the Administration Agreement or by the Sub-Adviser for the EUROPEAN EQUITY PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO under the Sub-Advisory Agreements, or by the Distributor will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (or the Sub-Adviser) (not including compensation or expenses of attorneys who are employees of the Investment Adviser (or the Sub-Adviser)); fees and expenses of the Fund's independent registered public accounting firm; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser (or the Sub-Adviser) or any corporate affiliate of the Investment Adviser (or the Sub-Adviser); state franchise taxes; Securities and Exchange Commission ("SEC") fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

     Each of the Investment Advisory Agreement and the Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser and the Sub-Adviser, respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreement, to the Investment Adviser) for any act or omission or for any losses sustained by the Fund or its investors.

     Each of the Investment Advisory Agreement and the Sub-Advisory Agreement will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. RULE 12b-1 PLAN


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

     The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) cost incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (E.G., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature. In addition, payments to the Distributor may be used by the Distributor to compensate insurance companies for shareholder services, which include, but are not limited to, education of agents concerning the Portfolios, compensation of agents and servicing contract owners.


     For the fiscal year ended December 31, 2004, Class Y shares of the Portfolios accrued amounts payable under the Plan as follows:



                                                                                        COMPENSATION ACCRUED FOR
                                                                                           FISCAL YEAR ENDED
NAME OF PORTFOLIO                                                                           DECEMBER 31, 2004
-----------------                                                                       ------------------------
The Money Market Portfolio                                                                              $
The Limited Duration Portfolio
The Quality Income Plus Portfolio
The High Yield Portfolio
The Utilities Portfolio
The Income Builder Portfolio
The Dividend Growth Portfolio
The Global Dividend Growth Portfolio
The European Equity Portfolio
The Equity Portfolio
The S&P 500 Index Portfolio
The Global Advantage Portfolio
The Aggressive Equity Portfolio
The Information Portfolio
The Strategist Portfolio



     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Portfolio and Contract Owners.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan, except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. OTHER SERVICE PROVIDERS

   (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

     Morgan Stanley Trust is the transfer agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

   (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of each Portfolio's assets, other than those of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005, is the Custodian of the assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN EQUITY PORTFOLIO and the INFORMATION PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     _________________, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

   (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser, of the Sub-Adviser and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

     The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

G. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     A copy of the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is attached as Exhibit A. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS. This information is also available on the SEC web site at http://www.sec.gov.

H. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an additional charge to the Portfolios, to affiliated or unaffiliated brokers, dealers or other financial intermediaries, including insurance companies or their affiliates ("Intermediaries"), in connection with the sale, distribution, retention and/or servicing of Class X shares of the Portfolios. For example, the Investment Adviser or the Distributor may pay compensation to Intermediaries for the purpose of promoting the sale of Portfolio Class X shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. The additional payments are generally based on current assets but may also be based on other measures as determined from time to time by the Investment Adviser or Distributor (E.G. gross sales or number of accounts). The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

     With respect to Morgan Stanley DW, these payments currently include annual amounts up to 0.15% of the average daily net assets of Class X shares of each Portfolio. Morgan Stanley DW uses these amounts to compensate its Financial Advisors.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries out of the Investment Adviser's or Distributor's own funds, may provide Intermediaries and/or their salespersons with an incentive to favor sales of Class X shares of the Portfolios over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for Class X shares of a Portfolio or the amount that a Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio Class X shares.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES


A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Adviser and for the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the GLOBAL DIVIDEND GROWTH PORTFOLIO, the Sub-Adviser is responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended December 31, 2002, 2003 and 2004, the Portfolios paid brokerage commissions as follows:



                                                                     BROKERAGE          BROKERAGE          BROKERAGE
                                                                  COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                                                  FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                                                  ENDED 12/31/02     ENDED 12/31/03     ENDED 12/31/04
-----------------                                                 ----------------   ----------------   ----------------
The Money Market Portfolio                                        $            -0-   $            -0-   $
The Limited Duration Portfolio                                                 -0-              9,529
The Quality Income Plus Portfolio                                           39,468             30,639
The High Yield Portfolio                                                       432              7,924
The Utilities Portfolio                                                    499,330            260,953
The Income Builder Portfolio                                               108,299             70,318
The Dividend Growth Portfolio                                            1,077,385          1,301,958
The Global Dividend Growth Portfolio                                       197,619            299,387
The European Equity Portfolio                                              593,863            685,396
The Equity Portfolio                                                     5,080,412          3,921,397
The S&P 500 Index Portfolio                                                 36,891             49,473
The Global Advantage Portfolio                                              61,814            102,915
The Aggressive Equity Portfolio                                            497,829            335,995
The Information Portfolio                                                   58,242            115,308
The Strategist Portfolio                                                   785,621            598,220
                                                                  ----------------   ----------------   ----------------
     Total                                                        $      9,345,109   $      7,789,412   $
                                                                  ================   ================   ================


B. COMMISSIONS

     Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended December 31, 2002, 2003 and 2004, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended December 31, 2002, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                                                    BROKERAGE COMMISSIONS PAID
                                                                                       TO MORGAN STANLEY DW
                                                                                       FOR FISCAL YEAR ENDED
                                                                                    --------------------------
NAME OF PORTFOLIO                                                                             12/31/02
-----------------                                                                             --------
The Money Market Portfolio                                                                    $    -0-
The Limited Duration Portfolio                                                                     -0-
The Quality Income Plus Portfolio                                                                  -0-
The High Yield Portfolio                                                                           -0-
The Utilities Portfolio                                                                          1,350
The Income Builder Portfolio                                                                     3,465
The Dividend Growth Portfolio                                                                    7,380
The Global Dividend Growth Portfolio                                                             5,076
The European Equity Portfolio                                                                      -0-
The Equity Portfolio                                                                               806
The S&P 500 Index Portfolio                                                                        -0-
The Global Advantage Portfolio                                                                     -0-
The Aggressive Equity Portfolio                                                                 17,522
The Information Portfolio                                                                        3,479
The Strategist Portfolio                                                                           -0-
                                                                                              --------
     Total                                                                                    $ 39,078
                                                                                              ========



     For the fiscal year ended December 31, 2003 and December 31, 2004, the Portfolios did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended December 31, 2002 and 2003, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                                                       BROKERAGE COMMISSIONS
                                                                                     PAID TO MORGAN STANLEY &
                                                                                     CO. FOR FISCAL YEAR ENDED
                                                                                  ------------------------------
NAME OF PORTFOLIO                                                                   12/31/02          12/31/03
-----------------                                                                 ------------       -----------
The Money Market Portfolio                                                        $        -0-       $       -0-
The Limited Duration Portfolio                                                             -0-               -0-
The Quality Income Plus Portfolio                                                          -0-               -0-
The High Yield Portfolio                                                                   -0-               -0-
The Utilities Portfolio                                                                163,944            65,194
The Income Builder Portfolio                                                            17,023             1,888
The Dividend Growth Portfolio                                                          133,515           122,480
The Global Dividend Growth Portfolio                                                    34,085             9,121
The European Equity Portfolio                                                              -0-               -0-
The Equity Portfolio                                                                   419,398           346,907
The S&P 500 Index Portfolio                                                                -0-               -0-
The Global Advantage Portfolio                                                          21,750             5,514
The Aggressive Equity Portfolio                                                         84,132            39,251
The Information Portfolio                                                                9,553             8,091
The Strategist Portfolio                                                                50,299            45,219
                                                                                  ------------       -----------
     Total                                                                        $    933,699       $   643,665
                                                                                  ============       ===========

     For the fiscal year ended December 31, 2004, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                                                                                  PERCENTAGE OF
                                                                                                                AGGREGATE DOLLAR
                                                                                                               AMOUNT OF EXECUTED
                                                                                       PERCENTAGE OF             TRADES ON WHICH
                                                       BROKERAGE COMMISSIONS        AGGREGATE BROKERAGE             BROKERAGE
                                                          PAID TO MORGAN              COMMISSIONS FOR           COMMISSIONS WERE
                                                     STANLEY & CO. FOR FISCAL        FISCAL YEAR ENDED        PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                                       YEAR ENDED 12/31/04              12/31/04                ENDED 12/31/04
-----------------                                    -------------------------   -------------------------   -----------------------
The Money Market Portfolio                                       $                           %                           %
The Limited Duration Portfolio                                                               %                           %
The Quality Income Plus Portfolio                                                            %                           %
The High Yield Portfolio                                                                     %                           %
The Utilities Portfolio                                                                      %                           %
The Income Builder Portfolio                                                                 %                           %
The Dividend Growth Portfolio                                                                %                           %
The Global Dividend Growth Portfolio                                                         %                           %
The European Equity Portfolio                                                                %                           %
The Equity Portfolio                                                                         %                           %
The S&P 500 Index Portfolio                                                                  %                           %
The Global Advantage Portfolio                                                               %                           %
The Aggressive Equity Portfolio                                                              %                           %
The Information Portfolio                                                                    %                           %
The Strategist Portfolio                                                                     %                           %
     Total



     [For the fiscal year ended December 31, 2004, the GLOBAL DIVIDEND GROWTH PORTFOLIO paid a total of $_______ in brokerage commissions to Morgan Stanley & Co. International Limited.]


C. BROKERAGE SELECTION


     The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser (or, if applicable, the Sub-Adviser) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser (or, if applicable, the Sub-Adviser) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     The Fund anticipates that certain Portfolio transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


     In seeking to implement each Portfolio's policies, the Investment Adviser (or, if applicable, the Sub-Adviser) effects transactions with those brokers and dealers who the Investment Adviser (or, if applicable, the Sub-Adviser) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser (or, if applicable, the Sub-Adviser) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser (or, if applicable, the Sub-Adviser). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser (or, if applicable, the Sub-Adviser) from brokers and dealers may be utilized by them and any of their asset management affiliates in themanagement of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.

     The Investment Adviser, the Sub-Advisor and certain of their affiliates currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of the Investment Adviser, the Sub-Adviser (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Adviser, the Sub-Adviser and their affiliates may operate one or more order placement facilities, and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended December 31, 2004, the Portfolios paid brokerage commissions to brokers because of research services provided, as follows:



                                                                                   AGGREGATE DOLLAR AMOUNT
                                                       BROKERAGE COMMISSIONS      OF TRANSACTIONS FOR WHICH
                                                    DIRECTED IN CONNECTION WITH     SUCH COMMISSIONS WERE
                                                  RESEARCH SERVICES PROVIDED FOR  PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                                   FISCAL YEAR ENDED 12/31/04            12/31/04
-----------------                                 ------------------------------  --------------------------
The Money Market Portfolio                                $                            $
The Limited Duration Portfolio
The Quality Income Plus Portfolio
The High Yield Portfolio
The Utilities Portfolio
The Income Builder Portfolio
The Dividend Growth Portfolio
The Global Dividend Growth Portfolio
The European Equity Portfolio
The Equity Portfolio
The S&P 500 Index Portfolio
The Global Advantage Portfolio
The Aggressive Equity Portfolio
The Information Portfolio
The Strategist Portfolio
                                                          ------------                 -------------
     Total                                                $                            $
                                                          ============                 =============

E. REGULAR BROKER-DEALERS


     During the fiscal year ended December 31, 2004, the Portfolios purchased securities issued by the following issuers, which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                                             ISSUER
-----------------                                    -------------------------
The Money Market Portfolio

The Limited Duration Portfolio

The Quality Income Plus Portfolio

The High Yield Portfolio
The Utilities Portfolio
The Income Builder Portfolio

The Dividend Growth Portfolio

The Global Dividend Growth Portfolio

The European Equity Portfolio

The Equity Portfolio

NAME OF PORTFOLIO                                    ISSUER
-----------------                                    -------------------------
The S&P 500 Index Portfolio

The Global Advantage Portfolio

The Aggressive Equity

The Information Portfolio
The Strategist Portfolio



     At December 31, 2004, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                                       MARKET VALUE
NAME OF PORTFOLIO                                             ISSUER                    AT 12/31/04
-----------------                                    -------------------------   -------------------------
The Money Market Portfolio                                                             $

The Limited Duration Portfolio

The Quality Income Plus Portfolio

                                                                                       MARKET VALUE
NAME OF PORTFOLIO                                             ISSUER                    AT 12/31/04
-----------------                                    -------------------------   -------------------------
The Income Builder Portfolio                                                           $

The Dividend Growth Portfolio                                                          $

The Global Dividend Growth Portfolio                                                   $

The European Equity Portfolio                                                          $

The Equity Portfolio                                                                   $

The S&P 500 Index Portfolio                                                            $

The Global Advantage Portfolio                                                         $

The Aggressive Equity                                                                  $

The Strategist Portfolio                                                               $

VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into fifteen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.


     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, insurance companies, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


     On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Advisory Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.


     With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

     The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes this method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.


     The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.


     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

     A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

     An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities.


     As permitted by the Rule, the Board has delegated to the Fund's Investment Adviser, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.


     Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities; and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

     The presence of a line of credit or other credit facility offered by a bank or other financial institution, which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

     The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

     If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.


     In the calculation of a Portfolio's net asset value (other than the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the NASDAQ is valued at the NASDAQ Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last report bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the board of the Fund. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser (or if applicable, the Sub-Adviser) that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.


     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

     Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

     Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

     Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS

     The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA


     The current yield of the MONEY MARKET PORTFOLIO for the seven days ended December 31, 2004 was ___% for Class X shares and ___% for Class Y shares. The seven day effective yield on December 31, 2004 was ___% for Class X shares and ___% for Class Y shares, assuming daily compounding.

     For the 30-day period ended December 31, 2004, the yield of the LIMITED DURATION PORTFOLIO was ___% for Class X shares and ___% for Class Y shares; the yield of the QUALITY INCOME PLUS PORTFOLIO was ___% for Class X shares and ___% for Class Y shares; the yield of the HIGH YIELD PORTFOLIO was ___% for Class X shares and ___% for Class Y shares; and the yield of the UTILITIES PORTFOLIO was ___% for Class X shares and ___% for Class Y shares.

CLASS X SHARES


                                                                                                                    AVERAGE ANNUAL
                                                                                                                   TOTAL RETURN FOR
                                                                                                                      PERIOD FROM
                                                                        AVERAGE ANNUAL        AVERAGE ANNUAL         COMMENCEMENT
                                                 TOTAL RETURN FOR      TOTAL RETURN FOR      TOTAL RETURN FOR        OF OPERATIONS
                                                 FISCAL YEAR ENDED     FIVE YEARS ENDED       TEN YEARS ENDED           THROUGH
NAME OF PORTFOLIO         DATE OF INCEPTION      DECEMBER 31, 2004     DECEMBER 31, 2004     DECEMBER 31, 2004     DECEMBER 31, 2004
-----------------         -----------------     -------------------   -------------------   -------------------    -----------------
The Money Market
   Portfolio                   03/09/84                       %                      %                     %                     %
The Limited Duration
   Portfolio                   05/04/99                       %                    __%                   --                      %
The Quality Income
   Plus Portfolio              03/01/87                       %                      %                     %                     %
The High Yield
   Portfolio                   03/09/84                       %                      %                     %                     %
The Utilities Portfolio        03/01/90                       %                      %                     %                     %
The Income Builder
   Portfolio                   01/21/97                       %                      %                   --                      %
The Dividend Growth
   Portfolio                   03/01/90                       %                      %                     %                     %
The Global Dividend
   Growth Portfolio            02/23/94                       %                      %                   __%                     %
The European Equity
   Portfolio                   03/01/91                       %                      %                     %                     %
The Equity Portfolio           03/09/84                       %                      %                     %                     %
The S&P 500 Index
   Portfolio                   05/18/98                       %                      %                   --                      %
The Global Advantage
   Portfolio                   05/18/98                       %                      %                   --                      %
The Aggressive Equity
   Portfolio                   05/04/99                       %                    __%                   --                      %
The Information
   Portfolio                   11/6/00                        %                    --                    --                      %
The Strategist
   Portfolio                   03/01/87                       %                      %                     %                     %


CLASS Y SHARES


                                                                                                            AVERAGE ANNUAL TOTAL
                                                         DATE OF INCEPTION      AVERAGE ANNUAL TOTAL    RETURN FOR PERIOD FROM FIRST
                                                         OR FIRST OFFERING     TOTAL RETURN FOR FISCAL   OFFERING OF CLASS Y SHARES
                                                           OF SHARES OF              YEAR ENDED                     THROUGH
NAME OF PORTFOLIO                                            THE CLASS            DECEMBER 31, 2004            DECEMBER 31, 2004
-----------------                                        -----------------     -----------------------  ----------------------------
The Money Market Portfolio                                   06/05/00                          %                            %
The Limited Duration Portfolio                               06/05/00                          %                            %
The Quality Income Plus Portfolio                            06/05/00                          %                            %
The High Yield Portfolio                                     06/05/00                          %                            %
The Utilities Portfolio                                      06/05/00                          %                            %
The Income Builder Portfolio                                 06/05/00                          %                            %
The Dividend Growth Portfolio                                06/05/00                          %                            %
The Global Dividend Growth
   Portfolio                                                 06/05/00                          %                            %
The European Equity Portfolio                                06/05/00                          %                            %
The Equity Portfolio                                         06/05/00                          %                            %
The S&P 500 Index Portfolio                                  06/05/00                          %                            %
The Global Advantage Portfolio                               06/05/00                          %                            %
The Aggressive Equity Portfolio                              06/05/00                          %                            %
The Information Portfolio                                    11/06/00                          %                            %
The Strategist Portfolio                                     06/05/00                          %                            %

CLASS X SHARES


                                                                                                                  TOTAL RETURN FOR
                                                                                                                     PERIOD FROM
                                                                                                                    COMMENCEMENT
                                                 TOTAL RETURN FOR      TOTAL RETURN FOR      TOTAL RETURN FOR       OF OPERATIONS
                                                 FISCAL YEAR ENDED     FIVE YEARS ENDED       TEN YEARS ENDED          THROUGH
NAME OF PORTFOLIO          DATE OF INCEPTION     DECEMBER 31, 2004     DECEMBER 31, 2004     DECEMBER 31, 2004    DECEMBER 31, 2004
-----------------         -------------------   ------------------    -------------------   -------------------  -------------------
The Money Market
   Portfolio                   03/09/84                     %                     %                     %                     %
The Limited Duration
   Portfolio                   05/04/99                     %                  ___%                   --                      %
The Quality Income
   Plus Portfolio              03/01/87                     %                     %                     %                     %
The High Yield
   Portfolio                   03/09/84                     %                     %                     %                     %
The Utilities Portfolio        03/01/90                     %                     %                     %                     %
The Income Builder
   Portfolio                   01/21/97                     %                     %                   --                      %
The Dividend Growth
   Portfolio                   03/01/90                     %                     %                     %                     %
The Global Dividend
   Growth Portfolio            02/23/94                     %                     %                     %                     %
The European Equity
   Portfolio                   03/01/91                     %                     %                     %                     %
The Equity Portfolio           03/09/84                     %                     %                     %                     %
The S&P 500 Index
   Portfolio                   05/18/98                     %                     %                   --                      %
The Global Advantage
   Portfolio                   05/18/98                     %                     %                   --                      %
The Aggressive Equity
   Portfolio                   05/04/99                     %                  ___%                   --                      %
The Information
   Portfolio                   11/06/00                     %                   --                    --                      %
The Strategist
   Portfolio                   03/01/87                     %                     %                     %                     %


CLASS Y SHARES


                                                                                                                TOTAL RETURN FOR
                                                                                                                   PERIOD FROM
                                                         DATE OF INCEPTION                                        COMMENCEMENT
                                                         OR FIRST OFFERING           TOTAL RETURN FOR             OF OPERATIONS
                                                           OF SHARES OF              FISCAL YEAR ENDED               THROUGH
NAME OF PORTFOLIO                                            THE CLASS               DECEMBER 31, 2004          DECEMBER 31, 2004
-----------------                                    -------------------------   -------------------------   ----------------------
The Money Market Portfolio                                   06/05/00                            %                           %
The Limited Duration Portfolio                               06/05/00                            %                           %
The Quality Income Plus Portfolio                            06/05/00                            %                           %
The High Yield Portfolio                                     06/05/00                            %                           %
The Utilities Portfolio                                      06/05/00                            %                           %
The Income Builder Portfolio                                 06/05/00                            %                           %
The Dividend Growth Portfolio                                06/05/00                            %                           %
The Global Dividend Growth Portfolio                         06/05/00                            %                           %
The European Equity Portfolio                                06/05/00                            %                           %
The Equity Portfolio                                         06/05/00                            %                           %
The S&P 500 Index Portfolio                                  06/05/00                            %                           %
The Global Advantage Portfolio                               06/05/00                            %                           %
The Aggressive Equity Portfolio                              06/05/00                            %                           %
The Information Portfolio                                    11/06/00                            %                           %
The Strategist Portfolio                                     06/05/00                            %                           %

XII. FINANCIAL STATEMENTS


     The Fund's audited financial statements for the fiscal year ended December 31, 2004, including notes thereto and the report of _____________, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.

XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.


                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

APPENDIX A MORGAN STANLEY INVESTMENT MANAGEMENT
           PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   MANAGEMENT PROPOSALS

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

          -    Selection or ratification of auditors.

          -    Approval of financial statements, director and auditor reports.

          -    General updating/corrective amendments to the charter.

          - Proposals to limit Directors' liability and/or broaden indemnification of Directors.

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

          -    Proposals to eliminate cumulative voting.

          -    Proposals to eliminate preemptive rights.

          - Proposals for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

               Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

               (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

               (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

               (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

          CAPITALIZATION CHANGES

          - Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          COMPENSATION

          - Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option Plans and other employee ownership plans.

          - Proposals for the establishment of employee retirement and severance plans

          ANTI-TAKEOVER MATTERS

          - Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          - Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and
               (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted AGAINST (notwithstanding management support).

          - Proposals to establish cumulative voting rights in the election of directors.

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

          -    Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

          CORPORATE TRANSACTIONS

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)   The stock option plan should be incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          ANTI-TAKEOVER PROVISIONS

          -    Proposals requiring shareholder ratification of poison pills.

          - Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   SHAREHOLDER PROPOSALS

     1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

          - Proposals requiring auditors to attend the annual meeting of shareholders.

          - Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

          - Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

          -    Proposals requiring confidential voting.

          - Proposals to reduce or eliminate supermajority voting requirements.

          - Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

          -    Proposals to require the company to expense stock options.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          - Proposals requiring shareholder approval for bylaw or charter amendments.

          - Proposals requiring shareholder approval of executive compensation.

          -    Proposals requiring shareholder approval of golden parachutes.

          -    Proposals to eliminate certain anti-takeover related provisions.

          -    Proposals to prohibit payment of greenmail.

     3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

          - Proposals to declassify the Board of Directors (if management supports a classified board).

          - Proposals requiring a U.S. company to have a separate Chairman and CEO.

          - Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

          - Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and
               (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chariman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

          (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

          (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

          (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

C.   PROXY VOTING REPORTS

          (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

          (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                                                      APPENDIX B

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                          FIXED-INCOME SECURITY RATINGS

Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING GROUP, A DIVISION OF THE MCGRAW HILL COMPANIES, INC. ("STANDARD & POOR'S")


                          FIXED-INCOME SECURITY RATINGS

     A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

       Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

       Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

     Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FITCH RATINGS ("FITCH")


                                  BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to indicate
Minus (-)        the relative position of a credit within the rating category.
                 Plus and minus signs, however, are not used in the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD              Bonds are in default on interest and/or principal payments.
DD and D         Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus(+) or       Plus and minus signs are used with a rating symbol to indicate
Minus(-)         the relative position of a credit within the rating category.
                 Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                                LONG-TERM RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

 RATING
  SCALE   DEFINITION
--------  ----------
AAA       Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S.Treasury debt.

AA+       High credit quality. Protection factors are strong. Risk is modest,
AA        but may vary slightly from time to time because of economic
AA-       conditions.

A+        Protection factors are average but adequate. However, risk factors are
A         more variable and greater in periods of economic stress.
A-

BBB+      Below average protection factors but still considered sufficient for
BBB       prudent investment. Considerable variability in risk during economic
BBB-      cycles.

BB+       Below investment grade but deemed likely to meet obligations when due.
BB        Present or prospective financial protection factors fluctuate
BB-       according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+        Below investment grade and possessing risk that obligations will not
B         be met when due. Financial protection factors will fluctuate widely
B-        according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP        Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

     Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:   High Grade

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:   Good Grade

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:   Satisfactory Grade

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:   Non-investment Grade

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. Category 5:   Default

Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

                    MORGAN STANLEY VARIABLE INVESTMENT SERIES
                                     PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Declaration of Trust, dated February 24, 1983, and all amendments thereto dated June 8, 1983, May 18, 1984, December 18, 1984 and February 23, 1988, and all Instruments Establishing and Designating Additional Series of Shares dated December 15, 1986, October 26, 1989, November 15, 1990 and October 22, 1993, are incorporated herein by reference to
        Exhibit 1 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 1, 1993.

   (2) Amendment to the Declaration of Trust of the Registrant dated August 24, 1995, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

   (3) Instrument Establishing and Designating Additional Series of Shares dated October 15, 1996, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on October 17, 1996.

   (4) Instrument Establishing and Designating Additional Series of Shares dated January 29, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1998.

   (5) Amendment to the Declaration of Trust of the Registrant dated June 22, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 31, 1998.

   (6) Instrument Establishing and Designating Additional Series of Shares, dated February 8, 1999, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on February 10, 1999.

   (7) Form of Instrument Establishing and Designating Additional Classes of Shares, dated February 24, 2000, is incorporated herein by reference to
        Exhibit 1(g) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 29, 2000.

   (8) Instrument Establishing and Designating Additional Series of Shares, dated July 26, 2000, is incorporated herein by reference to Exhibit 1(h) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

   (9) Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(j) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (10) Amendment to the Declaration of Trust of the Registrant, dated April 19, 2002, is incorporated herein by reference to Exhibit 1(j) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on April 26, 2002.

(b) Amended and Restated By-laws of the Registrant, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on April 29, 2003.

(c)     Not Applicable.

(d)(1) Amended and Restated Investment Advisory Agreement, dated November 1, 2004, between the Registrant and Morgan Stanley Investment Advisors Inc., filed herein.

   (2) Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Limited, dated August 11, 2003, with respect to the European Equity Portfolio (formerly the European Growth Portfolio), the Global Advantage Portfolio and the Global Dividend Growth Portfolio, as filed herein.

   (3) Amended and Restated Distribution Agreement, dated July 31, 2003, between the Registrant and Morgan Stanley Distributors Inc., is incorporated herein by reference to exhibit (d)(3) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(e)(1) Amended and Restated Participation Agreement, dated December 5, 2003, between the Registrant, Allstate Life Insurance Company, Allstate Life Insurance Company of New York and Glenbrook Life and Annuity Company and Morgan Stanley Distributors Inc., is incorporated herein by reference to exhibit (e)(1) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

   (2) Amended and Restated Participation Agreement, dated July 31, 2003, between the Registrant and Paragon Life Insurance Company and Morgan Stanley Distributors Inc., is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

   (3) Participation Agreement, dated September 15, 2003, between the Registrant, Morgan Stanley Distributors Inc. and The Travelers Life and Annuity Company, is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

   (4) Participation Agreement, dated September 15, 2003, between the Registrant, Morgan Stanley Distributors Inc. and The Travelers Insurance Company, is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(f) Retirement Plan for Non-Interested Trustees or Directors is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

(g)(1) Custody Agreement, dated September 20, 1991, between The Bank of New York and the Registrant is incorporated by reference to Exhibit 9(a) of the Registration Statement on Form N-14, filed on November 5, 1998.

   (2) Amendment to the Custody Agreement, dated April 17, 1996, between The Bank of New York and the Registrant is incorporated by reference to
        Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 19, 1996.

   (3) Custody Agreement between The JPMorgan Chase Bank and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on April 21, 1997.

   (4) Amendment to the Custody Agreement between the Registrant and The Bank of New York, dated June 15, 2001, is incorporated by reference to
        Exhibit 7(d) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (5) Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 15, 2001, is incorporated by reference to Exhibit 7(e) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

   (6) Amendment to the Custody Agreement between the Registrant and The JPMorgan Chase Bank, dated June 15, 2001, is incorporated by reference to Exhibit 7(f) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on February 26, 2002.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated November 1, 2004, filed herein.

   (2) Administration Agreement, between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated November 1, 2004, filed herein.

   (3) Shareholder Services Agreement, dated September 15, 2003, between Morgan Stanley Distributors Inc. and the Travelers Life and Annuity Company, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

   (4) Shareholder Service Agreement, dated September 15, 2003, between Morgan Stanley Distributors Inc. and The Travelers Insurance Company, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(i)(1) Opinion and Consent of Clifford Chance US LLP, to be filed by further amendment.

   (2) Consent of Dechert LLP, Massachusetts Counsel, to be filed by further amendment.

(j) Consent of Independent Registered Public Accounting Firm, to be filed by further amendment.

(k)     Not Applicable.

(l)     Not Applicable.

(m) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 of Morgan Stanley Variable Investment Series, dated July 31, 2003, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(n) Amended Multi-Class Plan pursuant to Rule 18f-3, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on August 17, 2000.

(o)     Not Applicable.

(p)(1)  Codes of Ethics of Morgan Stanley Investment Management, filed herein.

(p)(2) Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to exhibit (p)(2) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on April 28, 2004.

(q)     Powers of Attorney of Trustees, dated January 27, 2005, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    The Registrant, in conjunction with the Investment Adviser, the Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

SET FORTH BELOW IS THE NAME AND PRINCIPAL BUSINESS ADDRESS OF EACH COMPANY FOR WHICH EACH DIRECTOR OR OFFICER OF MORGAN STANLEY INVESTMENT ADVISORS SERVES AS A DIRECTOR, OFFICER OR EMPLOYEE:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas, New York, New York 10020

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.INTERNATIONAL") 25 Cabot Square, London, England

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311


      NAME AND POSITION WITH                           OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                       INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-------------------------------------  ---------------------------------------------------------------------------------------------
Mitchell M. Merin                      President and Chief Operating Officer of Morgan Stanley Investment Management; Chairman and
President, Chief Executive Officer     Director of Morgan Stanley Distributors; Chairman and Director of Morgan Stanley Trust;
and Director                           President, Chief Executive Officer and Director of Morgan Stanley Services; President of the
                                       Morgan Stanley Retail Funds and the Institutional Funds; Director of Morgan Stanley
                                       Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee,
                                       President and Chief Executive Officer of the Van Kampen Open-End Funds; President and Chief
                                       Executive Officer of the Van Kampen Closed-End Funds.

Barry Fink                             Managing Director and General Counsel of Morgan Stanley Investment Management; Managing
Managing Director,                     Director and Director of Morgan Stanley Services; Managing Director, Secretary, and Director
and Director                           of Morgan Stanley Distributors; Vice President of the Morgan Stanley Funds.

Joseph J. McAlinden                    Chief Investment Officer and Managing Director of Morgan Stanley Investment Management Inc.;
Managing Director and                  Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                      Principal Executive Officer-Office of the Fund; Managing Director, Chief Administrative
Managing Director, Chief               Officer and Director of Morgan Stanley Services; Chief Executive Officer and Director of
Administrative Officer and             Morgan Stanley Trust; Managing Director of Morgan Stanley Distributors; Executive Vice
Director                               President and Principal Executive Officer of the Morgan Stanley Funds; Director of Morgan
                                       Stanley SICAV.

P. Dominic Caldecott                   Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Dean Witter
Managing Director                      Investment Management Limited; Vice President and Investment Manager of Morgan Stanley & Co.
                                       International.

Rajesh K. Gupta                        Managing Director and Chief Administrative Officer-Investments of Morgan Stanley Investment
Managing Director and                  Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                      President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                       Executive Director of Morgan Stanley Services; Vice President and Chief Financial Officer of
Executive Director                     the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8)  Morgan Stanley Allocator Fund

(9)  Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley Equally-Weighted S&P 500 Fund

(20) Morgan Stanley European Equity Fund Inc.

(21) Morgan Stanley Federal Securities Trust

(22) Morgan Stanley Financial Services Trust

(23) Morgan Stanley Flexible Income Trust

(24) Morgan Stanley Fund of Funds

(25) Morgan Stanley Fundamental Value Fund

(26) Morgan Stanley Global Advantage Fund

(27) Morgan Stanley Global Dividend Growth Securities

(28) Morgan Stanley Global Utilities Fund

(29) Morgan Stanley Growth Fund

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Limited Duration Fund

(40) Morgan Stanley Limited Duration U.S. Treasury Trust

(41) Morgan Stanley Limited Term Municipal Trust

(42) Morgan Stanley Liquid Asset Fund Inc.

(43) Morgan Stanley Mid-Cap Value Fund

(44) Morgan Stanley Nasdaq-100 Index Fund

(45) Morgan Stanley Natural Resource Development Securities Inc.

(46) Morgan Stanley New York Municipal Money Market Trust

(47) Morgan Stanley New York Tax-Free Income Fund

(48) Morgan Stanley Pacific Growth Fund Inc.

(49) Morgan Stanley Prime Income Trust

(50) Morgan Stanley Quality Income Trust

(51) Morgan Stanley Real Estate Fund

(52) Morgan Stanley S&P 500 Index Fund

(53) Morgan Stanley Select Dimensions Investment Series

(54) Morgan Stanley Small-Mid Special Value Fund

(55) Morgan Stanley Special Growth Fund

(56) Morgan Stanley Special Value Fund

(57) Morgan Stanley Strategist Fund

(58) Morgan Stanley Tax-Exempt Securities Trust

(59) Morgan Stanley Tax-Free Daily Income Trust

(60) Morgan Stanley Total Market Index Fund

(61) Morgan Stanley Total Return Trust

(62) Morgan Stanley U.S. Government Money Market Trust

(63) Morgan Stanley U.S. Government Securities Trust

(64) Morgan Stanley Utilities Fund

(65) Morgan Stanley Value Fund

(66) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                              POSITIONS AND OFFICE WITH
NAME                         MORGAN STANLEY DISTRIBUTORS
------------------  ---------------------------------------------------
Fred Gonfiantini       Executive Director and Financial Operations
                        Principal of Morgan Stanley Distributors

(c)   Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                        The Bank of New York
                        100 Church Street
                        New York, New York 10286
                        (records relating to its function as custodian)

                        Morgan Stanley Investment Adviser Inc.
                        1221 Avenue of the Americas
                        New York, New York 10020
                        (records relating to its function as investment adviser)

                        Morgan Stanley Trust
                        Harborside Financial Center, Plaza Two
                        2nd Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as transfer agent and dividend disbursing agent)

                        Morgan Stanley Services Company Inc.
                        Harborside Financial Center, Plaza Two
                        7th Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as administrator)

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    None.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 22nd day of February, 2005.

                                     MORGAN STANLEY VARIABLE INVESTMENT SERIES


                                      By:           /S/ AMY R. DOBERMAN
                                         ---------------------------------------
                                                    Amy R. Doberman
                                                    VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURES                                       TITLE                                    DATE
---------------------------------------------------   ------------------------------------------   ---------------------------------
(1) Principal Executive Officer                       Executive Vice President and
                                                      Principal Executive Officer


By:             /s/ RONALD E. ROBISON
    -----------------------------------------------
                Ronald E. Robison                                                                  February 22, 2005

(2) Principal Financial Officer                       Chief Financial Officer


By:             /s/ FRANCIS J. SMITH
    -----------------------------------------------
                Francis J. Smith                                                                   February 22, 2005

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins


By:                 /s/ BARRY FINK
    -----------------------------------------------
                    Barry Fink                                                                     February 22, 2005
                    Attorney-in-Fact

    Michael Bozic                 Joseph J. Kearns
    Edwin J. Garn                 Michael E. Nugent
    Wayne E. Hedien               Fergus Reid
    Manuel H. Johnson


By:              /s/ CARL FRISCHLING
    -----------------------------------------------
                Carl Frischling                                                                    February 22, 2005
                Attorney-in-Fact

                   MORGAN STANLEY VARIABLE INVESTMENT SERIES

                                 EXHIBIT INDEX

(d)(1) --  Amended and Restated Investment Advisory Agreement, dated
           November 1, 2004, between the Registrant and Morgan Stanley Investment Advisors Inc.

   (2) -- Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Limited, dated August 11, 2003.

(h)(1)  -- Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated November 1, 2004.

   (2) -- Administration Agreement, dated November 1, 2004, between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.

(p)(1)  -- Codes of Ethics of Morgan Stanley Investment Management.

(q)     -- Power of Attorney of Trustees, dated January 27, 2005.